SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

Preliminary proxy statement

Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).

Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to §240.14a-12.

REGIS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held October 28, 2004

TO THE SHAREHOLDERS OF REGIS CORPORATION:

      The Annual Meeting of the Shareholders of Regis Corporation (the “Company”) will be held at the Company’s executive offices located at 7201 Metro Boulevard, Edina, Minnesota, 55439, on October 28, 2004, commencing at 9:00 a.m., for the following purposes:

1.	To elect seven directors to serve for a one-year term and until their successors are elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

3.	To approve the Company’s 2004 Long-Term Incentive Compensation Plan;

4.	To approve the Company’s Short-Term Incentive Compensation Plan; and

5.	To transact such other business, if any, as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      Only holders of record of the Company’s Common Stock at the close of business on September 20, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

      A list of shareholders entitled to vote at the Annual Meeting will be available for examination, for any purpose germane to the Annual Meeting, at the Company’s executive offices during ordinary business hours for at least ten days prior to the Annual Meeting and for the duration of the Annual Meeting itself.

      Whether or not you plan to attend the Annual Meeting in person, please fill in, sign and date the enclosed proxy card and mail it promptly. Should you nevertheless attend the Annual Meeting, you may revoke your proxy and vote in person. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

      Remember, if your shares are held in the name of a broker, only your broker can vote your shares and only after receiving your instructions. Please contact the person responsible for your account and instruct him/her to execute a proxy card on your behalf.

By Order of the Board of Directors

Eric A. Bakken
Secretary

      WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

September 23, 2004

PROXY STATEMENT
SOLICITATION AND REVOCATION OF PROXIES
VOTING RIGHTS
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTIONS/SARs
STOCK OPTION EXERCISES AND OPTION VALUES
LONG-TERM INCENTIVE PLAN -- AWARDS IN LAST FISCAL YEAR
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPARATIVE STOCK PERFORMANCE
EMPLOYMENT ARRANGEMENTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ITEM 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
AUDIT COMMITTEE REPORT
ITEM 3 -- APPROVAL OF REGIS CORPORATION 2004 LONG-TERM INCENTIVE COMPENSATION PLAN
ITEM 4 APPROVAL OF REGIS CORPORATION SHORT-TERM INCENTIVE COMPENSATION PLAN FOR THE CEO AND OTHER NAMED EXECUTIVE OFFICERS (the “Participants”)
PROPOSALS OF SHAREHOLDERS
ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K
GENERAL
APPENDIX A
APPENDIX B
APPENDIX C

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 28, 2004

      This Proxy Statement is furnished to shareholders of REGIS CORPORATION, a Minnesota corporation (the “Company”), in connection with the solicitation on behalf of the Company’s Board of Directors (the “Board”) of proxies for use at the annual meeting of shareholders to be held on October 28, 2004, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the enclosed proxy card are first being mailed or given to shareholders on or about September 23, 2004.

      The address of the principal executive office of the Company is 7201 Metro Boulevard, Edina, Minnesota 55439.

SOLICITATION AND REVOCATION OF PROXIES

      The costs and expenses of solicitation of proxies will be paid by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally or by telegraph, telephone or letter without extra compensation.

      Proxies in the form enclosed are solicited on behalf of the Board. Any shareholder giving a proxy in such form may revoke it at any time before it is exercised by attending the annual meeting and revoking it or by providing written notice of revocation or by submitting another proxy bearing a later date to the Secretary of the Company at the address set forth above. Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specification indicated thereon. In addition, the proxies will grant the persons entitled to vote the proxied shares the authority to vote to adjourn the meeting.

VOTING RIGHTS

      Only shareholders of record as of the close of business on September 20, 2004, will be entitled to execute proxies or to vote. On that date, there were 44,331,108 shares issued, outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares must be represented at the meeting, in person or by proxy, to transact business. With respect to the election of directors, the nominees will be elected if they receive a greater number of affirmative votes than “withheld” votes. With respect to the approval of the Company’s 2004 Long-Term Incentive Compensation Plan and Short-Term Incentive Compensation Plan, the rules of the New York Stock Exchange (the “NYSE”) require that the Plans receive the affirmative vote of a majority of the shares voted on the matter and that the total number of shares voted constitutes more than 50% of all shares entitled to vote on the proposal. In this regard, an abstention has the same effect as casting a negative vote. A “broker non-vote” is considered a vote not cast and, consequently, “broker non votes” negatively impact the Company’s ability to meet the requirement that more than 50% of all shares be voted. A “broker non vote” occurs when a broker does not have discretionary authority to vote shares held by the broker for a beneficial owner. If your shares are held by a broker or nominee, you should contact such holder to determine if you may vote your shares electronically and, if so, the method and deadline for voting electronically. If your shares are held directly and you decide to vote electronically, please follow the directions on your proxy card.

ELECTION OF DIRECTORS

      Seven directors are to be elected at this annual meeting, each to hold office for one year until the 2005 annual meeting of shareholders. Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the seven persons named below for election as directors. All of the nominees are presently directors of the Company.

      The enclosed proxy, unless authority to vote is withheld, will be voted for the election of the nominees named herein as directors of the Company. In the event any one or more of such nominees shall unexpectedly become unavailable for reelection, votes will be cast, pursuant to authority granted by the enclosed proxy, for such person or persons as may be designated by the Board. The following table contains certain information with respect to the nominees:

Name and Age	Position

Rolf F. Bjelland (66)	Director
Paul D. Finkelstein (62)	President, Chief Executive Officer, and Chairman of the Board
Thomas L. Gregory (68)	Director
Van Zandt Hawn (59)	Director
Susan S. Hoyt (60)	Director
David B. Kunin (45)	Vice President, The Regis Foundation, and Director
Myron Kunin (76)	Vice Chairman of the Board

      Mr. Bjelland was elected a director of the Company in 1983. Since 1983, Mr. Bjelland has held various executive positions with Lutheran Brotherhood, a fraternal insurance society, and was President and Chairman of Lutheran Brotherhood Mutual Funds until his retirement in 2002. He is a director of the CUNA Mutual Fund Group of Madison, Wisconsin.

      Mr. Finkelstein has served as President and Chief Executive Officer of the Company since July 1, 1996, Chairman of the Board since May 4, 2004, and was Chief Operating Officer of the Company from December 1987 until June 30, 1996. He has been a director of the Company since 1987. He is also a director of Eagle Supply Group, Inc., a distributor of roofing supplies and related products.

      Mr. Gregory was elected a director of the Company in November 1996. Mr. Gregory had been a director of Supercuts, Inc. from 1991 until Supercuts was acquired by a subsidiary of the Company on October 25, 1996. He was Chairman of the Board of Supercuts from January 4, 1996 until October 25, 1996, and served as interim Chief Executive Officer of Supercuts from January 4, 1996 until January 31, 1996. From 1980 through 1994, Mr. Gregory held various executive positions with Sizzler International, Inc. and its predecessors, including President, Chief Executive Officer, Director and Vice Chairman. He is currently a director of The Cheesecake Factory, Inc., the owner and operator of upscale, full-service, casual dining restaurants throughout the United States.

      Mr. Hawn was elected a director of the Company in 1991. Since 1989, he has been a managing director, and was a founder, of Goldner Hawn Johnson & Morrison Incorporated, a private investment firm.

      Ms. Hoyt was elected a director of the Company in 1995. Since 1996, she has been Executive Vice President of Human Resources of Staples, Inc. From 1991 to 1996, she was Executive Vice President of Store Operations for the Dayton Hudson Department Stores Division of Dayton Hudson Corporation.

      Mr. David Kunin was elected a director of the Company in 1997. He is Chief Executive Officer of Beautopia, LLC, a manufacturer of hair care products. He was Vice President, Marketing, of the Company from November 1992 until February 1997 when he became Chief Executive Officer of Beautopia LLC, and Vice President of The Regis Foundation. He is the son of Myron Kunin.

      Mr. Myron Kunin is a founder of the Company and has served as a director since the Company’s incorporation in 1954. He was President and Chief Executive Officer from 1965 to June 30, 1996, and was Chairman of the Board from 1983 to May 4, 2004. He is Vice Chairman of the Board and holder of the majority of voting shares of Curtis Squire, Inc., the Company’s fifth largest shareholder. He is also a director of Nortech Systems Incorporated, a manufacturer of wire harnesses and cable and electromechanical assemblies for commercial and defense industries.

CORPORATE GOVERNANCE

      The Board believes that good corporate governance is paramount to ensure that the Company is managed for the long-term benefit of its shareholders. As part of our ongoing efforts to constantly improve corporate governance, the Board and management have undertaken a number of initiatives to improve the Company’s corporate governance policies and practices.

Code of Business Conduct and Ethics

      The Board has adopted a Code of Business Conduct and Ethics (the “Code of Ethics”) that applies to all of our employees, directors and officers, including our Chief Executive Officer, Chief Financial Officer, principal accounting officer or controller, and other senior financial officers. The Code of Ethics, as applied to our principal financial officers, constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act and is our “code of business conduct and ethics” within the meaning of the listing standards of the NYSE. The Code of Ethics is posted on our website at www.regiscorp.com. You may request copies, which will be provided free of charge, by writing to Corporate Secretary, Regis Corporation, 7201 Metro Boulevard, Edina, Minnesota 55439. We intend to promptly disclose future amendments to certain provisions of our Code of Ethics, and any waivers of provisions of the Code of Ethics required to be disclosed under the rules of the Securities and Exchange Commission (“SEC”) or listing standards of the NYSE, at the same location on our website.

Director Orientation and Continuing Education

      Our Nominating and Corporate Governance Committee and the Board oversee the orientation and continuing education of our directors.

Director Independence

      With the adoption of our Corporate Governance Guidelines, the Board established independence standards in accordance with the requirements of the NYSE corporate governance rules. To be considered independent under the NYSE rules, the Board must affirmatively determine that a director or director nominee does not have a material relationship with the Company (directly, or as a partner, shareholder or officer of an organization that has a relationship with the Company). In addition, no director or director nominee may be deemed independent if the director or director nominee

 — has in the past three years:

•	received (or whose immediate family member has received) more than $100,000 per year in direct compensation from the Company, other than director or committee fees;

•	been an employee of the company;

•	had an immediate family member who was an executive officer of the Company;

•	been (or whose immediate family member has been) an affiliate or employee of a present or former internal or independent auditor of the Company; or

•	been (or whose immediate family member has been) employed as an executive officer of another company whose compensation committee within the past three years has included a present executive officer of the Company; or

 — is currently an employee or executive officer (or has an immediate family member who is an executive officer) of another company that makes payments to the Company, or receives payments from the Company, for property or services in an amount which, in any single fiscal year, exceeds the greater of $1.0 million or 2% of such other company’s consolidated gross revenues.

Under our director independence standards described above, the Board has determined that each director, with the exception of Mr. Finkelstein, Mr. Myron Kunin and Mr. David Kunin, is independent. A majority of our Board members is independent.

Communications with the Board

      Shareholders who wish to contact the Board, any individual director or the non-management or independent directors as a group, are welcome to do so by writing to the Company’s Secretary at the following address: Regis Corporation, 7201 Metro Boulevard, Edina, Minnesota 55439.

      Comments or questions regarding the Company’s accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating and Corporate Governance Committee.

Executive Sessions of Non-Management and Independent Directors

      In order to promote open discussion among non-management directors, the Board has implemented a policy of conducting executive sessions of non-management directors in connection with each regularly scheduled Board meeting. Shareholders may communicate with the non-management directors as a group by following the procedures described above in Communications with the Board.

      The Chairman of the Audit Committee presides over executive sessions of the independent directors. Shareholders may communicate with the presiding director or the independent directors as a group by following the procedures described above in Communications with the Board.

Compensation of Directors

      Compensation of our directors is reviewed and determined by the Board on an annual basis, with consideration given to industry comparisons of directors’ compensation. Subject to shareholder approval of our 2004 Long-Term Incentive Compensation Plan (the “2004 Long-Term Plan”), a portion of director compensation will be linked to our stock performance in the form of stock appreciation rights (“SARs”), restricted stock and performance based cash awards. Employee directors do not receive any cash or other compensation for their services as directors. The cash compensation for non-employee directors who serve during only a portion of a fiscal year is prorated.

      The cash compensation for the fiscal year ended June 30, 2004, for each of our non-employee directors consisted of:

•	an annual retainer of $30,000 for service as a director, plus expenses; and

•	an annual retainer of $10,000 for serving as chairman of the Audit Committee.

      On May 26, 2004, pursuant to the 2004 Long-Term Plan, which is subject to shareholder approval and described below, the Company granted the following to each director:

•	1,250 SARs at an exercise price of $42.79, which vest ratably over 5 years;

•	1,000 shares of restricted stock, which vest ratably over 5 years; and

•	a $10,000 performance based cash award. This award is based on the Company achieving performance objectives measured over a three year period.

Committees of the Board

      The Board has three committees: the Audit Committee; the Compensation Committee; and the Nominating and Corporate Governance Committee.

      The Audit Committee charter is included as Appendix A to this proxy statement. The charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee may be viewed on our website at www.regiscorp.com under “Corporate Governance”. The charters include information regarding the committees’ composition, purpose and responsibilities.

      The Board has determined that all members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee qualify as independent directors as defined under the NYSE corporate governance rules.

      The Board committees have responsibilities as follows:

Audit Committee.

      This committee discharges the Board’s oversight responsibility to the shareholders and investment community regarding: (i) the integrity of our financial statements and financial reporting processes; (ii) our internal accounting systems and financial and operational controls; (iii) our audit, accounting and financial reporting processes; (iv) the engagement, qualifications and independence of the independent auditor; (v) the performance of our internal audit activities; and (vi) compliance with our ethics programs, including the Code of Ethics, our whistle-blower policy, and legal and regulatory requirements.

      In carrying out these duties, this committee maintains free and open communication between the Board, the independent auditor and our management. This committee meets with management and the independent auditor at least quarterly.

      In addition, this committee conducts quarterly meetings or conference calls with management and the independent auditor prior to our earnings releases to discuss the results of the independent auditor’s quarterly reviews and fiscal year-end audit.

      The Board has determined that all members of the Audit Committee meet the NYSE definitions of independence and financial literacy for Audit Committee members. In addition, Rolf Bjelland, an independent director and the Chairman of the Audit Committee, has been determined by the Board to be an audit committee financial expert for purposes of the SEC rules and possesses accounting or related financial management expertise as required by the NYSE. Members serving on the Audit Committee do not currently serve on the audit committee of more than three public companies.

Compensation Committee.

      The primary responsibilities of this committee are (i) to determine and approve the Chief Executive Officer’s compensation and benefits package; (ii) to determine and approve compensation of executive officers; and (iii) to consider and recommend incentive compensation and equity-based plans.

Nominating and Corporate Governance Committee.

      This committee discharges the Board’s responsibilities related to general corporate governance, including Board organization, membership and evaluation. It also reviews and recommends to the Board corporate governance principles and presents qualified individuals for election to the Board. Finally, this committee oversees the evaluation of the performance of the Board and each standing committee of the Board. For further information regarding our director nomination process, see Director Nomination Process below.

Board Meetings and Attendance

      The Board held four regular meetings during the fiscal year ended June 30, 2004. Each incumbent director attended, in person or by teleconference, at least 75% of the meetings of both the Board and Board committees on which he or she served. Our Board does not have a formal policy relating to Board member attendance at annual meetings of shareholders; however, our directors are encouraged to attend the meeting each year. Each of the then-serving directors attended the 2003 annual meeting of shareholders.

      The following table shows the number of meetings held in fiscal 2004 and the names of the directors currently serving on each committee.

	Number of
	Meetings
	During
Committee	Fiscal 2004	Members

Audit	7	Rolf Bjelland* Susan Hoyt Van Zandt Hawn Thomas Gregory
Compensation	4	Van Zandt Hawn* Rolf Bjelland Thomas Gregory Susan Hoyt
Nominating and Corporate Governance	4	Susan Hoyt* Thomas Gregory Rolf Bjelland Van Zandt Hawn

*	Committee Chair

Director Nomination Process

      The Nominating and Corporate Governance Committee is responsible for screening and recommending director candidates to the full Board for nomination. The Nominating and Corporate Governance Committee will consider nominations received from our shareholders, provided that proposed candidates meet the requisite director qualification standards discussed below. When appropriate, the Committee will also engage an independent third-party search firm. The Committee will then evaluate the resumes of any qualified candidates recommended by shareholders and search firms, as well as by members of the Board. Generally, in order to be considered for nomination, a candidate must have:

•	high professional and personal ethics and values;

•	a strong record of significant leadership and meaningful accomplishments in his or her field;

•	broad experience;

•	the ability to think strategically;

•	sufficient time to carry out the duties of Board membership; and

•	a commitment to enhancing shareholder value and representing the interests of all shareholders.

      Candidates are evaluated based on these qualification standards and the current needs of the Board.

      All shareholder nominations must be accompanied by a candidate resume which addresses the extent to which the nominee meets the director qualification standards. Nominations will be considered only if we are currently seeking to fill an open director position. All nominations by shareholders should be sent to the Chairperson of the Nominating and Corporate Governance Committee c/o the Vice President, General Counsel and Secretary at Regis Corporation, 7201 Metro Boulevard, Edina, Minnesota 55439.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board consists of Mr. Hawn, Mr. Bjelland, Ms. Hoyt and Mr. Gregory, independent directors. The Compensation Committee has responsibility for administering the Company’s incentive plans and setting policies that govern annual compensation, short-term incentives and long-term incentives for the principal executive officers of the Company. The Committee from time to time utilizes the services of Hay Management Consultants, a national executive compensation consulting firm, to assist it in determining that executive officer compensation levels are within national norms.

      The Company’s executive compensation program consists of three key components: (1) base salary, (2) short-term incentive compensation in the form of bonuses, and (3) long-term equity and cash incentives through stock options, SARs, restricted stock and cash based performance awards.

      Base Salary: Shortly before the beginning of each fiscal year, the Compensation Committee reviews annual salary recommendations for the Company’s principal executives made by the Chief Executive Officer and approves, with any modifications it deems appropriate, such recommendations. The annual salary recommendations are made by the Chief Executive Officer, and approved or modified by the Compensation Committee, based upon industry practice and national surveys of compensation packages, as well as evaluations of the individual executive’s responsibilities and past and expected future performance.

      Short-Term Incentives: At the annual meeting, we are asking our shareholders to approve the Short-Term Incentive Compensation Plan for the Company’s Chief Executive Officer and each of the four most highly compensated officers (the “Short-Term Plan”). The Short-Term Plan is designed to align executive compensation with annual performance of the Company. To accomplish this goal, the Board has adopted a structured bonus program. Each year the Board will establish initial earnings per share targets. The Short-Term Plan provides for a full bonus if 100% of the targeted earnings per share for the year is achieved, a bonus of 37.5% of the full bonus amount if earnings per share reach 85% of budgeted earnings, with earnings performance between 85% and 100% giving rise to bonuses calculated by interpolation between those fixed points. Below 85%, no bonuses would be earned. In addition, the Short-Term Plan provides for the Chief Executive Officer to receive a bonus beyond the full bonus amount for fiscal years after 2004 if earnings per share exceed 105% of the earnings per share target for the year. For fiscal 2005, the aggregate bonus the Chief Executive Officer could receive would equal 100% of his base salary. For the last fiscal year, bonuses were limited to 60% of base salary for the Chief Executive Officer and 40% of base salary for the other principal executives.

      Long-Term Incentives: At the annual meeting, we are asking our shareholders to approve the 2004 Long-Term Plan. The 2004 Long-Term Plan provides for the grant of equity-based incentives and long-term cash based performance incentives. In the event the 2004 Long-Term Plan is approved by shareholders at the annual meeting, we intend to shift from a stock-options-only approach to a mix of SARs, restricted stock and cash based performance awards.

      The Compensation Committee fixes the salary of the Chief Executive Officer in the context of his employment agreement, summarized later in this proxy statement, based on a review of competitive compensation data, and the Committee’s assessment of his past performance and its expectation as to his future performance in leading the Company. The base salary for Mr. Finkelstein for fiscal 2004 was $790,000.

      Mr. Finkelstein participates with other senior executive officers in the Company’s structured bonus program described above. For fiscal 2004, Mr. Finkelstein earned a $474,000 bonus under this program.

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the company’s Chief Executive Officer and four other most highly compensated executive officers. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Compensation Committee believes that it is important to be able to take all available tax deductions with respect to the compensation paid to its executive officers. Therefore, we have taken such actions as may be necessary under Section 162(m) to qualify for all available tax deductions related to executive compensation, including seeking shareholder approval of the 2004 Long-Term Plan and Short-Term Plan.

Van Zandt Hawn, Chair
Rolf F. Bjelland
Susan Hoyt
Thomas Gregory

Members of the Compensation Committee

SUMMARY COMPENSATION TABLE

      The following table shows the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Company’s Chief Executive Officer and each of the four most highly compensated executive officers during fiscal year 2004.

				Long-Term
				Compensation
		Annual Compensation
	Fiscal			Securities Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus ($)(1)	Options (#)	Compensation ($)(2)(3)(4)

Paul D. Finkelstein	2004	790,000	474,000	—	85,212	(2)(3)
President, Chief	2003	660,000	264,000	—	68,112
Executive Officer and	2002	562,500	225,000	—	110,418
Chairman of the Board
Myron Kunin	2004	702,014	—	—	53,506	(2)
Vice Chairman of the	2003	687,575	—	—	46,291
Board	2002	680,094	—	—	48,491
Randy L. Pearce	2004	350,000	140,000	—	51,676	(2)(3)
Executive Vice	2003	305,000	122,000	—	44,923
President, Chief Financial	2002	260,000	104,000	—	69,204
and Administrative Officer
Gordon B. Nelson	2004	340,000	136,000	—	50,914	(2)(3)
Senior Vice President,	2003	310,000	124,000	—	45,250
Education and Fashion	2002	270,500	108,200	—	70,803
Mark Kartarik	2004	340,000	136,000	—	50,914	(2)(3)
Senior Vice President,	2003	305,000	122,000	—	44,923
President Franchise	2002	260,000	104,000	—	68,904
Division

(1)	Portions of the bonuses reflected in the Summary Compensation Table were not actually received as receipt of such amounts was deferred pursuant to the Company’s Compensation Deferral Plan. Participants may elect to defer a portion of their compensation to be paid out at a future date specified by the participants. Amounts deferred are subject to the same bankruptcy rules as are the Company’s general debt obligations.

(2)	Includes $60,212 for Mr. Finkelstein; $53,506 for Mr. Kunin; $26,676 for Mr. Pearce; $25,914 for Mr. Nelson and Mr. Kartarik; which is the dollar value of shares of the Company and cash allocated to such officers pursuant to the Company’s Executive Profit Sharing Retirement Plan.

(3)	Includes matching contributions by the Company under the Company’s Compensation Deferral Plan of $25,000 for each of Messrs. Finkelstein, Pearce, Kartarik and Nelson.

(4)	Please see “Long-Term Incentive Plan — Awards in Last Fiscal Year” for information regarding restricted stock, SARs and performance-based cash awards granted to the named executive officers.

OPTIONS/ SARs

Grants in Last Fiscal Year

      The following table summarizes the options and SARs granted to the Chief Executive Officer and the four other most highly compensated executive officers of the company during the fiscal year ended June 30, 2004.

					Potential Realizable Value at
					Assumed Annual Rates of Stock
					Price Appreciation for Option
	Individual Grants				Terms

	Number of	% of Total
	Securities	Options/SARs	Exercise
	Underlying	Granted to	Or Base
	Options/SARs	Employees in	Price	Expiration	0%	5%	10%
Name	(#)(1)	Fiscal Year	($/SH)	Date	($)	($)(2)	($)(2)

Paul D. Finkelstein	20,000	9.16%	42.79	5/26/14	0	538,208	1,363,924
Myron Kunin	—	—	—	—	—	—	—
Randy L. Pearce	4,000	1.83%	42.79	5/26/14	0	107,641	272,785
Gordon B. Nelson	2,500	1.15%	42.79	5/26/14	0	67,276	170,490
Mark Kartarik	2,500	1.15%	42.79	5/26/14	0	67,276	170,490

(1)	Represents SARs granted to the named executive officers. The SARs have an exercise price equal to the fair market value on the date of grant and vest annually in 20% increments and are subject to shareholder approval at the annual meeting.

(2)	The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission, and therefore is not intended to represent either historical appreciation or anticipated future appreciation of the Company’s Common Stock price.

STOCK OPTION EXERCISES AND OPTION VALUES

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table sets forth for each of the named executive officers the value realized from stock options exercised during fiscal 2004 and the number and value of exercisable and unexercisable stock options held at June 30, 2004.

			Number of Securities
			Underlying
			Unexercised Options	Value of Unexercised
			at Fiscal Year-	In-the-Money Options at
			End(#)	Fiscal Year-End($)(1)
	Shares	Value
	Acquired	Realized	Exercisable/	Exercisable/
Name	on Exercise	$	Unexercisable	Unexercisable

Myron Kunin	95,000	3,281,791	0/30,000	0/842,700
Paul D. Finkelstein	0	0	180,999/509,001	5,047,102/14,538,549
Randy L. Pearce	61,917	1,462,120	0/158,333	0/4,466,907
Gordon B. Nelson	46,099	1,123,234	0/118,467	0/3,412,547
Mark Kartarik	41,000	1,111,692	25,284/118,467	687,784/3,412,547

(1)	Value of unexercised in-the-money-options is determined by multiplying the difference between the exercise price per share and $44.59, the closing price per share on June 30, 2004, by the number of shares subject to such options.

LONG-TERM INCENTIVE PLAN — AWARDS IN LAST FISCAL YEAR

      The following table sets forth the number of shares and vesting of restricted stock, the number and vesting of SARs, and information respecting performance based cash awards, as granted to each of the named executive officers under the 2004 Long-Term Plan.

			Estimated Future Payouts Under
			Non-Stock Price-Based Plans (1)
	Number of Shares,	Performance or Other Period
Name	Units or Other Rights	Until Maturation or Payout	Threshold	Target	Maximum

Paul D. Finkelstein	7,500(2)	2005-2009(3)	$80,000	$100,000	$150,000
	20,000(4)	2005-2009(5)
Myron Kunin	—	—	—	—	—
Randy L. Pearce	3,000(2)	2005-2009(3)	$40,000	$50,000	$75,000
	4,000(4)	2005-2009(5)
Gordon B. Nelson	2,000(2)	2005-2009(3)	$28,000	$35,000	$52,500
	2,500(4)	2005-2009(5)
Mark Kartarik	2,000(2)	2005-2009(3)	$28,000	$35,000	$52,500
	2,500(4)	2005-2009(5)

(1)	Represents dollar amounts which are payable with respect to performance based cash awards under the 2004 Long-Term Plan. The threshold amount is the amount payable for the minimum level of performance for which an award will be made; the target amount is the amount payable if a specified performance level is obtained; and the maximum amount is the maximum payout possible under the plan.

(2)	Represents shares of restricted stock.

(3)	The restricted stock vests at a rate of 20% annually, commencing on May 26, 2005, provided that the named executive officer remains employed by the Company. The Compensation Committee may accelerate vesting in the event of the executive officer’s death, disability or retirement, or if the Compensation Committee determines that acceleration would be in the best interests of the Company. Acceleration of vesting is automatic in the event of a change in control of the Company.

(4)	Represents SARs.

(5)	SARs vest at a rate of 20% annually, commencing May 26, 2005, provided that the named executive officer remains employed by the Company. The Compensation Committee may accelerate vesting and acceleration of vesting is automatic in the event of a change in control of the Company. Recipients of vested SARs receive a number of shares of Common Stock equal in value to the difference between the fair market value per share on the date of exercise and the exercise price ($42.79), multiplied by the number of SARs exercised.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the officers and directors of the Company, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Commission. Such officers, directors and shareholders are required by the Commission’s regulations to furnish the Company with copies of all such reports.

      To the knowledge of the Company, based solely on a review of copies of reports filed with the Commission during the fiscal year ended June 30, 2004, all applicable Section 16(a) filing requirements were complied with.

COMPARATIVE STOCK PERFORMANCE

      The graph below compares the cumulative total shareholder return on the Company’s stock for the last five years with the cumulative total return of the Standard and Poor’s 500 Stock Index and the cumulative total return of a peer group index (the “Peer Group”) constructed by the Company. In addition, this year the Company added the Standard and Poor’s 400 Midcap Index and the Dow Jones Consumer Services Index to this analysis because the Company believes these two indices provide a close correlation to the cumulative total return of an investment in shares of Regis Corporation.

      The comparison assumes the initial investment of $100 in the Company’s Common Stock, the S&P 500 Index, the Peer Group, the S&P 400 Midcap Index and the Dow Jones Consumer Services Index on June 30, 1999 and those dividends, if any, were reinvested.

	1999	2000	2001	2002	2003	2004

REGIS	100.00	65.63	111.02	143.62	155.13	238.94

S & P 500	100.00	107.25	91.34	74.92	75.11	89.46

S & P 400 Midcap	100.00	116.98	127.36	121.34	120.48	154.22

DOW JONES CONSUMER SERVICE INDEX	100.00	89.42	76.53	73.13	91.95	118.87

PEER GROUP	100.00	69.73	62.86	51.13	52.54	69.18

      The Peer Group includes the following companies in the retail specialty business: American Greetings Corp., Ann Taylor Stores Corporation, Bombay Company, Inc., Christopher & Banks Inc., Deb Shops, Inc., E Com Ventures, The Gap, Inc., The Limited, Inc., Nordstrom, Inc., and Williams-Sonoma, Inc. The members of the Peer Group were selected by the Company because they operate in a similar retail environment and are primarily located in shopping malls with operations which extend over a wide geographic area. The results of the Peer Group are weighted based upon total market capitalization.

EMPLOYMENT ARRANGEMENTS

      The Company’s unfunded deferred compensation agreements with its senior executive officers provide that upon such executive’s retirement after 20 years’ service with the Company or after reaching age 65, or upon such executive’s death while disabled or employed by the Company, such executive officer or his or her designated beneficiary will receive 240 monthly payments equal to the greater of (i) 40% (60% in the case of Mr. Finkelstein) of such executive’s average monthly base salary for the 60 months immediately preceding the executive’s retirement, disability or death, or (ii) $5,000. The agreements also provide for payment of a graduated percentage of such compensation if an executive terminates his or her employment with the Company prior to completing 20 years’ service or reaching age 65, with payments to commence when such executive attains age 55. Further, if such executive becomes disabled while employed by the Company, the Company will pay such executive the specified monthly benefit during the period of such disability or until attaining age 65. Payments are conditioned upon the officers not rendering services for any competitor of the Company during the period of the payments. The Company carries insurance on the lives of each of the persons covered by deferred compensation agreements, is entitled to the cash values and the death proceeds from these policies, and may, but is not required to, use cash values or death proceeds from these policies to pay deferred compensation.

      The deferred compensation agreements provide that the executive officers shall be entitled to immediate payment of their aggregate monthly benefits in one lump sum, without any reduction based on years of service, early retirement or present value, if their employment terminates following a “Change in Control”, which is defined for purposes of the agreements as occurring when a party other than Curtis Squire, Inc. becomes the beneficial owner of 20% or more of the Company’s stock, or in the event of a consolidation or merger of the Company in which the Company is not the continuing corporation, or in which the shareholders of the Company do not continue to hold at least a majority of the common stock of the continuing or surviving corporation, or any sale or other transfer of substantially all of the assets of the Company, or in the event of certain changes to the composition of the Company’s Board. These agreements also provide that the executive officers shall be paid an amount equal to three times their annual compensation, plus all income and excise taxes payable with respect to such payment, immediately upon a change of control. Further, all unvested stock options immediately vest upon a change of control.

      The Company has entered into an employment agreement with Mr. Finkelstein, its Chief Executive Officer, effective for fiscal year 1999 and subsequent years, providing (a) for a base salary of $500,000 per year, increasing annually by at least the greater of 4% or the percentage increase in the Consumer Price Index, (b) that he will participate in the Company’s bonus and incentive compensation programs with other senior executives, and (c) that the Company and Mr. Finkelstein will participate in a life insurance program whereby a trust established by Mr. Finkelstein has acquired a $5 million combined whole-life/term policy insuring the joint lives of Mr. Finkelstein and his wife. Under this insurance program, the Company will pay a portion of the annual premiums approximately equal to the annual increases in the cash value of the policy and Mr. Finkelstein will transfer funds to the trust for the balance of the premiums. Upon the death of Mr. Finkelstein and his wife or upon surrender of the policy, the trust will receive the death benefits or cash surrender value.

      Mr. Finkelstein’s agreement also provides for deferred compensation benefits. Upon his retirement after reaching age 65 he will receive lifetime monthly payments equal to 60% of his average base salary for the 60 months immediately preceding his retirement, such payments to be adjusted annually in proportion to any increases in the Consumer Price Index. Upon his death, his wife, if she survives him, will receive during her life one-half of the benefits to which Mr. Finkelstein was entitled during his life. If Mr. Finkelstein voluntarily terminates his employment before reaching age 65, his deferred compensation benefits will be determined on the same basis as those afforded the other executive officers. The Company has funded its future obligations under this agreement through insurance policies on Mr. Finkelstein’s life.

      The Company has entered into an agreement with Mr. Myron Kunin, its Vice Chairman, providing that Mr. Kunin will continue to render services to the Company until at least May, 2007, and for such further period as may be mutually agreed upon between Mr. Kunin and the Company. The Company has agreed to pay Mr. Kunin an annual amount of $600,000, to be increased annually in proportion to any increase in the Consumer Price Index from July 1, 1996, for the remainder of his life. Mr. Kunin has agreed that during the period for which payments to him are made as provided in the Agreement, he will not engage in any business competitive with the business conducted by the Company.

      The Company has also entered into a survivor benefit agreement with Mr. Myron Kunin, providing that upon his death the Company shall pay to his wife, if she survives him, $300,000 annually for the remainder of her life, subject to annual adjustment based on any increases in the Consumer Price Index from July 1, 1996. The Company has funded its future obligations under this agreement through insurance policies on Mr. Kunin’s life.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Curtis Squire, Inc. (“CSI”), a Kunin family investment company, a majority of whose voting stock is owned by Myron Kunin, rents certain artworks to the Company in return for which the Company compensates certain Company employees who devote time to CSI business and furnishes office space and equipment for use by CSI. The parties have agreed that the reasonable value of this arrangement to each party is $200,000 per year. Other reportable transactions in which the Company participated in fiscal year 2004 include the following: The Company paid $287,433 to Beautopia, LLC, which is owned by David Kunin and CSI, for hair care products purchased in the ordinary course of business. The Company paid Timothy Kunin, a son of Myron Kunin and a brother of David Kunin, $559,692 for subscriptions to magazines for the Company’s salons. The Company has verified that the cost of these subscriptions is competitive with that charged by other subscription services. The Company has purchased from the Northwestern Mutual Life Insurance Company insurance policies on the lives of certain officers of the Company. Michael Finkelstein, a son of Paul Finkelstein, is a registered representative of Northwestern Mutual and received commissions of $231,998 related to these policies. The Company has determined that the amounts paid for these insurance policies are competitive with amounts that would be paid for similar products from other companies. The Company paid $73,750 to Wextex Corporation and $58,565 to Stylist Wear, Inc. for capes and towels purchased in the ordinary course of business. Westex Corporation and Stylist Wear, Inc. are owned by Neil Finkelstein, the brother of Paul Finkelstein. The Company has verified that the cost of these items is competitive with that charged by other providers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of September 1, 2004, the ownership of Common Stock of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company, by each director, by each executive officer identified in the Summary Compensation Table, and by all executive officers and directors as a group. The parties listed in the table have the sole voting and investment powers with respect to the shares indicated.

	Number of
	Shares
	Beneficially	Percent
Name of Beneficial Owner or Identity of Group	Owned(2)	of Class

Neuberger Berman LLC	2,697,970	6.09%
605 Third Ave., 2nd Floor New York, NY 10158-3698
Kayne Anderson Rudnick Investment Management LLC	2,645,008	5.97%
1800 Ave. of the Stars, #200 Los Angeles, CA 90067
Barclays Global Investors, N.A	2,575,769	5.82%
45 Fremond Street San Francisco, CA 94105
Myron Kunin(1)	1,359,439	3.07%
Paul D. Finkelstein	567,945	1.28%
Rolf F. Bjelland	63,449	*
Van Zandt Hawn	48,688	*
Susan S. Hoyt	37,063	*
Thomas L. Gregory	37,312	*
Mark H. Kartarik	80,021	*
David B. Kunin	21,637	*
Gordon B. Nelson	67,250	*
Randy L. Pearce	77,609	*
All executive officers and directors as a group (eighteen persons)(3)	2,642,184	5.97%

*	less than 1%

(1)	Includes 1,243,393 shares owned by Curtis Squire, Inc. Myron Kunin owns a majority of the voting stock of Curtis Squire, Inc. and thereby has sole voting and investment powers over all Company shares owned by Curtis Squire, Inc.

(2)	Includes the following shares not currently outstanding but deemed beneficially owned because of the right to acquire them pursuant to options exercisable within 60 days: 289,998 shares by Mr. Finkelstein; 35,749 shares by Mr. Bjelland; 34,063 shares by Mr. Hawn; 34,063 shares by Ms. Hoyt; 35,712 shares by Mr. Gregory; 10,000 shares by Mr. David Kunin; 60,417 shares by Mr. Kartarik; 35,133 shares by Mr. Nelson; 66,666 shares by Mr. Pearce; and 879,375 shares by all directors and executive officers as a group.

(3)	Includes shares held by Curtis Squire, Inc.

ITEM 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee has selected PricewaterhouseCoopers LLP, certified public accountants and independent registered public accounting firm, as independent auditors for the Company for the fiscal year ending June 30, 2005. Although not required, the Board wishes to submit the selection of PricewaterhouseCoopers LLP for shareholders’ ratification at the annual meeting. If the shareholders do not so ratify, the Audit Committee will reconsider its selection.

      Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions.

Audit Fees

      Aggregate audit fees for professional services rendered by PricewaterhouseCoopers LLP were $894,000 for the year ended June 30, 2004 and $936,000 for the year ended June 30, 2003, of which $372,000 and $667,000 were billed for the fiscal years ending June 30, 2004 and 2003, respectively. Such fees were primarily for professional services rendered for the audits of the Company’s consolidated financial statements as of and for the years ended June 30, 2004 and 2003, limited reviews of the Company’s unaudited condensed consolidated interim financial statements, statutory audits of certain subsidiaries of the Company and accounting consultations necessary to comply with generally accepted auditing standards.

Audit Related Fees

      Aggregate audit related fees billed for professional services rendered by PricewaterhouseCoopers LLP were $560,000 for the year ended June 30, 2004 and $331,000 for the year ended June 30, 2003. The audit related fees as of the years ended June 30, 2004 and 2003 were for assurance and related services related to employee benefit plan and advertising funds audits, financial due diligence related to mergers and acquisitions, internal control reviews and consultations concerning financial accounting and reporting standards.

Tax Fees

      Aggregate income tax compliance and related services fees billed for professional services rendered by PricewaterhouseCoopers LLP were $276,000 for the year ended June 30, 2004 and $1,107,000 for the year ended June 30, 2003.

All Other Fees

      In addition to the fees described above, aggregate fees of $158,000 and $1,223,000 were billed by PricewaterhouseCoopers LLP during the years ended June 30, 2004 and 2003, respectively, primarily for fees associated with non-financial statement acquisition and integration related services in fiscal 2004 and primarily for fees billed associated with non-financial statement services such as acquisition due diligence procedures and risk management advisory services in fiscal 2003.

Audit Committee Pre-Approval Policies and Procedures

      The Audit Committee has approved the engagement of PricewaterhouseCoopers LLP to perform auditing services for the current fiscal year ending June 30, 2005, based upon an engagement letter submitted by PricewaterhouseCoopers. Any additional audit or non-audit services must be approved in advance if the proposed service exceeds $5,000.

AUDIT COMMITTEE REPORT

      The Audit Committee reports to and acts on behalf of the Board by providing oversight of the financial management, independent auditors and financial reporting procedures of the Company. Each member of the Audit Committee is “independent” within the meaning of applicable NYSE listing standards. The Audit Committee has adopted a written charter describing its functions, which has been approved by the Board.

      The Company’s management is responsible for preparing the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. The Company’s independent auditors, PricewaterhouseCoopers LLP, are responsible for auditing the financial statements and expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles.

      In this context, the Committee has met and held discussions with management and the independent auditors. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as modified or supplemented.

      In addition, the Committee has discussed with the independent auditors the auditors’ independence from the Company and its management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) as modified or supplemented. The Committee has also considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.

      The Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2004, for filing with the Securities and Exchange Commission. The Committee also has recommended to the Board the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending June 30, 2005.

Rolf F. Bjelland, Chair
Van Zandt Hawn
Susan Hoyt
Thomas Gregory

Members of the Audit Committee

ITEM 3 — APPROVAL OF REGIS CORPORATION 2004

LONG-TERM INCENTIVE COMPENSATION PLAN

General Information

      On May 26, 2004, the Board adopted, subject to shareholder approval, the 2004 Long-Term Plan. The purpose of the 2004 Long-Term Plan is to promote the interests of the Company and our shareholders by aiding us in attracting and retaining employees, officers and directors who we expect will contribute to our growth and financial performance for the benefit of our shareholders.

      We currently award stock options to employees and directors through the 2000 Stock Option Plan. We also have the 1991 Stock Option Plan which is inactive. As of June 30, 2004, we had an aggregate of approximately 453,100 shares remaining available for future awards under the 2000 Stock Option Plan.

      While in the past we relied on stock options with time-based vesting as the primary form of long-term incentive compensation, we have moved toward a compensation program that includes a combination of options, SARs, restricted stock and cash based performance awards.

      The Board believes that the continuation of short-term and long-term incentive compensation is essential in attracting, retaining and motivating individuals to enhance the likelihood of our future success. In addition, a plan that permits awards with more flexible terms will allow us to better align incentive compensation with increases in shareholder value than our current plans. The flexibility of the 2004 Long-Term Plan in types and specific terms of awards will allow future awards to be based on then-current objectives for aligning compensation with shareholder value. Shareholder approval of the 2004 Long-Term Plan will permit us to achieve these goals.

      The following is a summary of the material terms of the 2004 Long-Term Plan and is qualified in its entirety by reference to the 2004 Long-Term Plan. A copy of the 2004 Long-Term Plan is attached hereto as Appendix B.

Summary of the 2004 Long-Term Plan

Administration

      The Compensation Committee will administer the 2004 Long-Term Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount, and other terms and conditions of each award, consistent with the provisions of the 2004 Long-Term Plan. In addition, the Committee can specify whether, and under what circumstances, awards to be received under the 2004 Long-Term Plan may be deferred automatically or at the election of either the holder of the award or the Committee. Subject to the provisions of the 2004 Long-Term Plan, the Committee may amend or waive the terms and conditions, or accelerate the exercisability of an outstanding award. The Committee has authority to interpret the 2004 Long-Term Plan, and establish rules and regulations for the administration of the 2004 Long-Term Plan. In addition, the Board may replace the Committee with a different committee or exercise the powers of the Committee at any time, except with respect to the grant of awards to our executive officers.

Eligible Participants

      Any employee, officer, director or other individual, who is selected by the Committee, is eligible to receive an award under the 2004 Long-Term Plan. As of the date of this proxy statement, approximately

50,000 employees, officers and directors were eligible as a class to be selected by the Committee to receive awards under the 2004 Long-Term Plan.

Shares Available For Awards

      The aggregate number of shares of our Common Stock that may be issued under all stock-based awards made under the 2004 Plan is 2.5 million. Certain awards under the 2004 Long-Term Plan are subject to limitations as follows:

•	During any three-consecutive calendar year period, the maximum number of shares of common stock for which Options and SARs, in the aggregate, may be granted to any participant shall not exceed 800,000 shares.

•	For performance unit awards that are intended to be “performance based compensation”, no more than $2,000,000 may be granted to any participant during any three-consecutive calendar year period.

      The Committee may adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2004 Long-Term Plan.

      If any shares of our Common Stock subject to any award or to which an award relates are forfeited or are reacquired by us, or if any award terminates without the delivery of any shares, the shares previously set aside for such awards will be available for future awards under the 2004 Long-Term Plan. In addition, shares used by award recipients as payment of the exercise price of an award or in satisfaction of the tax obligations relating to an award other than an incentive stock option will be available again for award grants.

Types of Awards and Terms and Conditions

      The 2004 Long-Term Plan permits the granting of:

•	stock options (incentive stock options, non-qualified stock options);

•	SARs;

•	restricted stock; and

•	performance units.

      Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2004 Long-Term Plan or any other compensation plan. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value on the date of grant of such option or SAR. Determinations of fair market value under the 2004 Long-Term Plan will be made by reference to the closing price of the Company’s Common Stock on the NYSE. The term of awards of the stock-based portion of the plan will not be longer than 10 years.

      Stock Options. The holder of an option will be entitled to purchase a number of shares of our Common Stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price may be payable either in cash or, at the discretion of the Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price. Options shall be exercisable at a rate of 20% of the total number of shares as of the anniversary of the grant date.

      Stock Appreciation Rights. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our Common Stock over the grant price of the SAR. SARs shall be exercisable at the rate of twenty percent (20%) as of each anniversary of the grant date.

      Restricted Stock. The holder of restricted stock will own shares of our Common Stock (including, for example, the right to vote the restricted shares or to receive any dividends with respect to the shares). The forfeiture period for these awards expires at the rate of 20% of the total number of shares as of each anniversary of the grant date. The Committee also may permit acceleration of the forfeiture period in the case of a participant’s death, disability or retirement, or a change in control of the Company. If the participant’s employment or service as a director, as applicable, terminates during the forfeiture period for any other reason, unvested restricted stock will be forfeited, unless the Committee determines that it would be in the Company’s best interest to waive the remaining restrictions.

      Performance Awards. Performance awards granted under the 2004 Long-Term Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”). Performance awards give participants the right to receive payments in cash, based solely upon the achievement of certain performance goals during a specified performance period. At a minimum the performance period shall be at least one (1) fiscal year in length. The Committee must designate all participants for each performance period, and establish performance goals and target awards for each participant no later than 90 days after the beginning of each performance period within the parameters of Section 162(m) of the Code. Performance goals may be based on a number of performance criteria, either alone or in any combination, and on either a business unit level or a consolidated level, including: sales, cash flow, cash flow from operations, operating profit or income, net income, operating margin, net income margin, return on net assets, earnings before interest, taxes, depreciation and amortization (“EBITDA”), EBITDA growth, share price performance, on an absolute basis and relative to an index of earnings per share or improvements in the Company’s expense levels, and implementation or completion of critical projects.

      Duration, Termination and Amendment. Unless discontinued or terminated by the Board, the 2004 Long-Term Plan will expire on May 26, 2014. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2004 Long-Term Plan prior to expiration may extend beyond the end of such period through the award’s normal expiration date.

      The Board and, pursuant to the delegation of its authority, the Committee may amend, alter or discontinue the 2004 Long-Term Plan at any time, although shareholder approval must be obtained for any action that would increase the number of shares of our Common Stock available, increase the award limits under the 2004 Long-Term Plan, permit awards of options at a price less than fair market value, permit repricing of options or SARs, or expand the class of persons eligible to receive awards under the 2004 Long-Term Plan. Shareholder approval is also required for any action that would, absent such approval, violate the rules and regulations of the NYSE or any other securities exchange applicable to us.

Prohibition on Repricing Awards

      No option or SAR may be amended to reduce its exercise price, and no option or SAR may be canceled and replaced with an option or SAR having a lower exercise price, except in connection with a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the 2004 Long-Term Plan.

Transferability of Awards

      Unless otherwise provided by the Committee, awards under the 2004 Long-Term Plan may only be transferred by will or by the laws of descent and distribution.

Federal Income Tax Consequences

      Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

      Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our Common Stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the fair market value on the exercise date of any shares of our Common Stock received is taxable to the recipient as ordinary income and generally deductible by us.

      Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.

      Awards Other than Options and SARs. As to other awards granted under the 2004 Long-Term Plan that are payable either in cash or shares of our Common Stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

      Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, performance awards paid under the 2004 Long-Term Plan are “qualified performance-based compensation” within the meaning of Section 162(m), we will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2004 Long-Term Plan.

      Application of Section 16. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

      Delivery of Shares for Tax Obligation. Under the 2004 Long-Term Plan, the Committee may permit participants receiving or exercising awards, subject to the discretion of the Committee and upon such terms and conditions as it may impose, to deliver shares of our Common Stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to us to satisfy federal and state income tax obligations.

      Gross-Up for Excise Tax. In the event any payment or benefit received under the Plan results in a “parachute payment,” within the meaning of Section 280G of the Internal Revenue Code, and the participant is required to pay an excise tax in connection therewith, the Company shall pay to the participant a tax “gross-up” payment such that the net benefit received by the participant is equivalent to the benefit the participant would have received had there been no excise tax incurred.

Equity Compensation Plan Information

      The following table provides information about the Company’s Common Stock that may be issued under our existing equity compensation plans as of June 30, 2004, namely, the 2000 Stock Option Plan and the 1991 Stock Option Plan.

      The table does not include information about our proposed 2004 Long-Term Plan which is being submitted for shareholder approval at the annual meeting. Such information may be found in the tables labeled “Long-Term Incentive Plan-Awards in Last Fiscal Year” and “New Plan Benefits.”

	Securities to be Issued
	upon Exercise of	Weighted Average	Securities Available
Plan Category	Outstanding Options	Exercise Price	for Future Issuance

Equity compensation plans approved by security holders	4,596,423	$18.32	453,100
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	4,596,423	$18.32	453,100

Board Voting Recommendation

      Upon the recommendation of management, the Board adopted the 2004 Long-Term Plan and recommends to the shareholders that they vote FOR the approval of the plan.

      IT IS INTENDED THAT, UNLESS OTHERWISE INSTRUCTED, THE SHARES REPRESENTED BY THE PROXY (OTHER THAN BROKER NON-VOTES) WILL BE VOTED “FOR” THE APPROVAL OF THE 2004 LONG-TERM PLAN.

ITEM 4

APPROVAL OF REGIS CORPORATION SHORT-TERM INCENTIVE COMPENSATION PLAN
FOR THE CEO AND OTHER NAMED EXECUTIVE OFFICERS (the “Participants”)

General

      The Company has an annual, executive, short-term incentive compensation program for the Participants (the “Short-Term Plan”) that is intended to provide the Participants with incentive compensation based upon the achievement of pre-established performance goals and individual performance. The Short-Term Plan is intended to provide an incentive for profitable growth, to motivate the Participants toward even higher achievement and operating results, to tie their goals and interests to those of the Company and its shareholders and to enable the Company to attract and retain highly qualified executives.

      The Board recommends that shareholders approve the Short-Term Plan so that the Short-Term Plan would comply with the requirements of Section 162(m). Under the Internal Revenue Code, such plans must be approved by shareholders at least every five years. By approving at the annual meeting the plan described below, the Section 162(m) requirements concerning shareholder approval will be satisfied.

      Under Section 162(m), a publicly-held corporation is generally not entitled to a federal income tax deduction with respect to any taxable year for compensation in excess of $1 million to its chief executive officer or any of its other four highest paid executive officers in office at the end of the year. Qualifying performance-based compensation is not subject to this deduction limitation. To qualify for the performance-based exception under Section 162(m), compensation must be paid under a plan the material terms of which, including the general performance criteria used as the bases for determining awards, have been approved by shareholders, and must meet other requirements set forth in regulations under Section 162(m). Under Section 162(m), in general, the general performance criteria and other material plan terms must be disclosed and approved by shareholders every five years.

      The Short-Term Plan will provide incentives for the Participants to achieve a sustained, high level of financial performance for the Company, while enhancing the Company’s ability to deduct the cost of such incentives for tax purposes. Annual incentive compensation programs with comparable performance measures have generally been made available to certain other officers and key employees; however, the tax deductibility of such payments is not dependent on the approval of such plans by shareholders and administration in accordance with Section 162(m). The Compensation Committee generally intends to take reasonable measures to avoid the loss of a Company tax deduction due to Section 162(m). The Compensation Committee may in certain circumstances, however, approve bonus or other payments outside of the Short-Term Plan that may not be tax deductible. Accordingly, the Board believes that approval of the Short-Term Plan is in the best interests of the Company and its shareholders and recommends that the shareholders approve its adoption.

      The full text of the Short-Term Plan is attached hereto as Appendix C. The following description of certain features of the Short-Term Plan is qualified in its entirety by reference to the full text of the plan.

      Administration; Eligible Employees. The Short-Term Plan is administered by the Compensation Committee of the Board. The Committee shall interpret the Short-Term Plan, although it may delegate to management non-discretionary administrative functions. Only the Participants are eligible to participate in the Short-Term Plan.

      Performance Criteria. The Committee will select the performance criteria for any individual position and the formulas for determining the amount of payment that the Committee may award for performance during any award period not later than 90 days after the commencement of an award period, but in no case after 25% of the award period has elapsed. The performance criteria that the Committee may use shall be based on any one or more of the following, which shall be stated for the Participants in terms of an objective formula or standard as required by Section 162(m), and which may be: (a) determined solely by reference to the Company’s performance, any subsidiary or affiliate of the Company or any division or unit of any of the foregoing, or (b) based on performance of any one or more of the following: (i) earnings per share, (ii) sales; (iii) cash flow; (iv) cash flow from operations; (v) operating profit or income; (vi) net income; (vii) operating margin; (viii) net income margin; (ix) return on net assets; (x) economic value added; (xi) return on total assets; (xii) return on common equity; (xiii) return on invested capital; (xiv) total shareholder return; (xv) revenue; (xvi) revenue growth; (xvii) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (xviii) EBITDA growth; (xix) funds from operations per share and per share growth; (xx) cash available for distribution; (xxi) cash available for distribution per share and per share growth; (xxii) share price performance on an absolute basis and relative to an index of earnings per share or improvements in the Company’s attainment of expense levels; and (xxiii) implementing or completion of critical projects.

      Determination of Awards. Within 90 days of the beginning of each award period, the Committee will designate for each Participant a specific percentage of the Participant’s base or year end salary as such Participant’s potential award (a “Potential Award”). An individual Participant’s Potential Award in any award period is limited to the lesser of $2,000,000 or 100% of the Participant’s base salary or year end salary rate, as determined by the Committee. When the Company’s financial results for a given award period have been determined, the Committee will determine, and certify in writing, whether the pre-established performance goals and objectives have been satisfied in such year with respect to the Participants. The actual bonus award for any Participant shall be determined based upon the pre-established compensation formula or methods. In determining the actual award for the Participants, the Committee may exercise discretion to reduce (but not increase) the award from the dollar amount of the Potential Award for such Participants. Awards will be paid in cash.

      Upon recommendation of management, the Board recommends a vote FOR the approval of the Short-Term Plan.

      IT IS INTENDED THAT, UNLESS OTHERWISE INSTRUCTED, THE SHARES REPRESENTED BY THE PROXY (OTHER THAN BROKER NON-VOTES) WILL BE VOTED “FOR” THE APPROVAL OF THE SHORT-TERM PLAN.

New Plan Benefits

      New Plan Benefits. The following tables show, for the 2004 Long-Term Plan and the Short-Term Plan, the benefits as amounts which will be received by the named persons and groups or, if not determinable, the benefits or amounts which would have been received had the plans been in effect in our 2004 fiscal year.

2004 Long-Term Incentive Plan

Name and Position	Dollar Value		Number of Units

Paul D. Finkelstein	$320,925	(1)	7,500	(2)
President, Chief Executive Officer and	N/A	(3)	20,000	(4)
Chairman of the Board	N/A	(5)
Myron Kunin	—		—
Vice Chairman of the Board	N/A	(3)	—	(4)
	N/A	(5)
Randy L. Pearce	$128,370	(1)	3,000	(2)
Executive Vice President, Chief Financial	N/A	(3)	4,000	(4)
and Administrative Officer	N/A	(5)
Gordon B. Nelson	$85,580	(1)	2,000	(2)
Senior Vice President,	N/A	(3)	2,500	(4)
Education and Fashion	N/A	(5)
Mark Kartarik	$85,580	(1)	2,000	(2)
Senior Vice President,	N/A	(3)	2,500	(4)
President Franchise Division	N/A	(5)
All Executive Officers as a group	$1,347,885	(1)	31,500	(2)
	N/A	(3)	50,250	(4)
	N/A	(5)
All Directors Who Are Not Executive Officers as a group	$213,950	(1)	5,000	(2)
	N/A	(3)	6,250	(4)
	N/A	(5)
All Other Employees as a group	$1,540,440	(1)	36,000	(2)
	N/A	(3)	45,000	(4)
	N/A	(5)

(1)	Determined by multiplying number of shares of restricted stock by closing price on date of grant.

(2)	Represents shares of restricted stock.

(3)	Not determinable. Value of SARs is the difference between the exercise price on the date of grant ($42.79) and the fair market value on the date of exercise.

(4)	Represents number of SARs.

(5)	Not determinable. Awards are determined at the end of a three-year period.

Short-Term Incentive Plan

Name and Position	Dollar Value		Number of Units

Paul D. Finkelstein	$474,000	(6)	N/A
President, Chief Executive Officer and Chairman of the Board
Myron Kunin	—		—
Vice Chairman of the Board
Randy L. Pearce	$140,000	(6)	N/A
Executive Vice President, Chief Financial and Administrative Officer
Gordon B. Nelson	$136,000	(6)	N/A
Senior Vice President, Education and Fashion
Mark Kartarik	$136,000	(6)	N/A
Senior Vice President, President Franchise Division

(6)	Represents the cash bonus paid under the plan for the Company’s 2004 fiscal year. The bonus for the Company’s 2005 fiscal year depends on earnings per share for such year.

PROPOSALS OF SHAREHOLDERS

      Shareholders who intend to present proposals at the 2005 Annual Meeting, and who wish to have such proposals included in the Company’s Proxy Statement for the 2005 Annual Meeting, must be certain that such proposals are received by the Secretary of the Company, 7201 Metro Boulevard, Minneapolis, Minnesota 55439, not later than June 1, 2005. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement for the Company’s 2005 Annual Meeting.

ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

      The Company’s Annual Report to Shareholders and Form 10-K, including financial statements for the year ended June 30, 2004, accompanies this Proxy Statement. If requested, the Company will provide shareholders with copies of any exhibits to the Form 10-K upon the payment of a fee covering the Company’s reasonable expenses in furnishing the exhibits. Such requests should be directed to Eric A. Bakken, Secretary of the Company, at its address stated herein.

GENERAL

      The Board knows of no other matter to be acted upon at the meeting. However, if any other matter is properly brought before the meeting, the shares covered by your proxy will be voted thereon in accordance with the best judgment of the persons acting under such proxy.

      In order that your shares may be represented if you do not plan to attend the meeting, please sign, date and return your proxy promptly. In the event you are able to attend, at your request we will cancel the proxy.

By Order of the Board

Eric A. Bakken
Secretary

September 23, 2004

APPENDIX A

REGIS CORPORATION

AUDIT COMMITTEE CHARTER

Purpose

      The purpose of the Audit Committee is to represent and assist the Board of Directors in its oversight of (1) the integrity of the financial reporting of the Company, (2) the independence, qualifications and performance of the Company’s independent auditor, (3) the performance of the company’s internal audit function, and (4) the Company’s compliance with legal and regulatory requirements. The Audit Committee also prepares the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Members

      The Audit Committee shall consist of at least three members of the Board who satisfy the independence requirements under the rules of the New York Stock Exchange and the Securities and Exchange Commission; as such requirements are interpreted by the Board in its business judgment. The Board shall designate one member as Chairperson or delegate authority to designate a Chairperson to the Audit Committee. Each member of the Audit Committee shall be financially literate and at least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the Securities and Exchange Commission.

Outside Advisors

      The Audit Committee shall have the authority to retain such outside legal, accounting or other consultants or advisors as it determines appropriate to assist it in the performance of its functions, or to advise or inform the Committee. The Committee may also meet with investment bankers and financial analysts. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor and to any advisors retained by the Audit Committee.

Duties and Responsibilities

      On behalf of the Board, the Audit Committee shall, among its duties and responsibilities:

1. Review and discuss the annual audited financial statements with management and the independent auditor, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, significant issues and judgments regarding accounting and auditing principles and practices, and the effect of regulatory and accounting initiatives on the Company’s financial statements, and recommend to the Board whether the financial statements should be included in the Form 10-K. The review of the annual audited financial statements also includes a review of any transactions as to which management obtained a letter pursuant to Statement on Auditing Standards No. 50.

2. Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to filing the Form 10-Q, including the results of the independent auditor’s review of them and the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations.

3. Review major changes to the Company’s (i) auditing principles and practices as suggested by the independent auditor; and (ii) accounting principles and practices as suggested by the internal auditors or management.

4. Meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with the Company’s independent auditors.

5. The Audit Committee shall be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or related work. In this regard, the Audit Committee shall appoint, retain, compensate, evaluate, and terminate when appropriate, the independent auditor, which shall report directly to the Audit Committee.

6. Preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor and establish policies and procedures for the engagement of the independent auditor to provide auditing and permitted non-audit services.

7. Obtain and review, at least annually, a report by the independent auditor describing: the independent auditor’s internal quality-control procedures; and any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Company.

8. Receive at least annually and discuss with the independent auditor the auditor’s report regarding its independence.

9. Meet with the independent auditor prior to the audit to review the scope and planning of the audit.

10. Review with the independent auditor the results of the annual audit examination, and any issues the auditor may have encountered in the course of its audit work and management’s response. This review should include, among other things, any management letter, any restrictions on the scope of activities or access to required information, and changes required in the planned scope of the internal audit.

11. Discuss the Company’s earnings press releases and corporate policies with respect to earnings releases and financial information and earnings guidance provided to analysts and rating agencies.

12. Discuss policies with respect to risk assessment and risk management.

13. Review the adequacy and effectiveness of the Company’s internal controls, including any significant deficiencies or material weaknesses in internal controls and significant changes in such controls reported to the Audit Committee by the independent auditor, the internal auditor or management, and review the adequacy and effectiveness of the Company’s disclosure controls and procedures.

14. Review with the independent auditor and the internal auditor the scope and results of the internal audit process, including responsibilities and staffing, and review the appointment and replacement of the director of the internal audit function.

15. Review candidates for the positions of chief financial officer and controller of the Company.

16. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

17. Establish policies for hiring employees and former employees of the independent auditor.

18. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

19. Review with the Company’s General Counsel and independent auditor as appropriate (1) legal matters that may have a material impact on the financial statements, (2) accounting or compliance policies, and (3) any material reports or inquiries received from regulators, governmental agencies or employees that raise material issues regarding the Company’s financial statements and accounting or compliance policies.

20. Review this Charter annually and recommend any changes to the Board for approval.

21. Review the Audit Committee’s own performance annually.

Meetings

      The Audit Committee shall meet at least four times per year, either in person or telephonically, and at such times and places as the Audit Committee shall determine. The Audit Committee shall meet with the chief financial officer, the controller, the director of the internal audit department and the independent auditor in separate executive sessions periodically. The Audit Committee shall report regularly to the Board.

APPENDIX B

REGIS CORPORATION

2004 LONG TERM INCENTIVE PLAN

B-i

B-ii

B-iii

REGIS CORPORATION

2004 LONG TERM INCENTIVE PLAN

ARTICLE I

ESTABLISHMENT AND PURPOSE

      1.1     Establishment. The Regis Corporation 2004 Long Term Incentive Plan (“Plan”) is hereby established by Regis Corporation (“Company”), effective as of the Effective Date.

      1.2     Purposes. The purpose of the Plan is to foster and promote the long-term financial success of the Company and materially increase shareholder value by motivating performance through incentive compensation. The Plan also is intended to encourage Participant ownership in the Company, attract and retain talent, and enable Participants to participate in the long-term growth and financial success of the Company. The Plan and the grant of Awards thereunder are expressly conditioned upon the Plan’s approval by the shareholders of the Company.

ARTICLE II

DEFINITIONS

      For purposes of the Plan, the following terms are defined as set forth below:

      2.1     “Affiliate” means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

      2.2     “Agreement” means any agreement entered into pursuant to the Plan by which an Award is granted to a Participant.

      2.3     “Award” means any Stock Option, Stock Appreciation Right, Restricted Stock or Performance Unit granted to a Participant under the Plan. Awards shall be subject to the terms and conditions of the Plan and shall be evidenced by an Agreement containing such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

      2.4     “Beneficiary” means any person or other entity, which has been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the compensation, specified under the Plan to the extent permitted. If there is no designated beneficiary, then the term means any person or other entity entitled by will or the laws of descent and distribution to receive such compensation.

      2.5     “Board of Directors” or “Board” means the Board of Directors of the Company.

      2.6     “Cause” means, for purposes of determining whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for “cause” as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term “Cause,” then “Cause” means the Participant’s intentional participation in illegal conduct which (i) is materially and directly detrimental to the financial interests of the Company or an Affiliate and (ii) results in the Participant’s conviction of a felony.

      2.7     “Change in Control” means the first to occur of any of the following events:

(1) the acquisition by any “person,” as that term is used in Sections 13(d) and 14(d) of the Exchange Act of “beneficial ownership,” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 20% or more of the shares of the Company’s capital stock;

(2) the first day on which less than two-thirds of the total membership of the Board of Directors shall be Continuing Directors (as that term is defined in Article VII of the Company’s Articles of Incorporation);

(3) the approval by the shareholders of the Company of a merger, share exchange, or consolidation of the Company (a “Transaction”), other than a Transaction which would result in the Voting Stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the Voting Stock of the Company or such surviving entity immediately after such Transaction; or

(4) the approval by the shareholders of the Company of a complete liquidation of the Company or a sale or disposition of all or substantially all the assets of the Company.

      2.8     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor, along with related rules, regulations and interpretations.

      2.9     “Commission” means the Securities and Exchange Commission or any successor thereto.

      2.10     “Committee” means the committee of the Board responsible for granting Awards under the Plan, which shall initially be the Compensation Committee of the Board, until such time as the Board may designate a different committee. The Committee shall consist solely of two or more directors, each of whom is a “Non-Employee Director” within the meaning of Rule 16b-3 and each of whom is also an “outside director” under Section 162(m) of the Code. In addition, each member of the Committee must be an “independent director” as determined under the corporate governance rules of the New York Stock Exchange, as amended from time to time.

      2.11     “Common Stock” means the shares of the Company’s common stock, $0.05 par value, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter, or the common stock of any successor to the Company which is designated for the purpose of the Plan.

      2.12     “Company” means Regis Corporation, a Minnesota corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

      2.13     “Covered Employee” means a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

      2.14     “Disability” means a mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if there is no such plan or the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred while participating in a criminal offense. The determination of Disability for purposes of this Plan shall be made by the Committee and shall not be construed to be an admission of disability for any other purpose.

      2.15     “Effective Date” means May 26, 2004, subject to shareholder approval at the Company’s annual meeting of shareholders on October 28, 2004.

      2.16     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      2.17     “Exercise Price” means the price at which the Common Stock may be purchased under an Option or may be obtained under a Stock Appreciation Right. In no event may the Exercise Price per share of Common Stock covered by an Option, or the Exercise Price of a Stock Appreciation Right, be reduced through the technique commonly known as “repricing.”

      2.18     “Fair Market Value” means the value of one share of Common Stock, determined pursuant to the applicable method described below, without regard to whether the Common Stock is restricted or represents a minority interest:

(1) if the Common Stock is listed on a securities exchange or quoted on The Nasdaq Stock Market (“Nasdaq”), the closing price of a share of Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by Nasdaq, as the case may be;

(2) if the Common Stock is not listed on a national securities exchange or quoted on Nasdaq, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for a share of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent preceding date for which such quotations are reported; and

(3) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b) above, the value determined in good faith by the Board as of the last day of the Company’s most recently ended fiscal year (except as otherwise provided herein or in an Agreement), based on an annual valuation of the Company from a review of the Company’s financial statements (or such other approach deemed appropriate) prepared by an independent valuation or auditing firm selected by the Board.

      2.19      “Grant Date” means the date as of which an Award is granted pursuant to the Plan.

      2.20     “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code. Members of the Board who are not otherwise employees of the Company do not qualify for Incentive Stock Options.

      2.21     “Non-Qualified Stock Option” means an Option to purchase Common Stock in the Company granted under the Plan, the taxation of which is pursuant to Section 83 of the Code.

      2.22     “Option Period” means the period during which the Option shall be exercisable in accordance with an Agreement and Article VI.

      2.23     “Participant” means a person who satisfies the eligibility conditions of Article V and to whom an Award has been granted by the Committee under the Plan. In the event that a Representative is appointed for a Participant, then the term “Participant” shall mean such appointed Representative. Notwithstanding the appointment of a Representative, the term “Termination of Employment” shall mean the Termination of Employment of the Participant.

      2.24     “Performance Unit” shall have the meaning set forth in Section 9.1 hereof.

      2.25     “Plan” means the Regis Corporation 2004 Long Term Incentive Plan, as herein set forth and as may be amended from time to time.

      2.26 “Representative” means (a) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant’s primary residence at the date of the Participant’s death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death; or (d) the person to whom an Award has been permissibly transferred; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

      2.27 “Restricted Stock” means Common Stock granted to a Participant under Section 8.1 hereof and which is subject to certain restrictions and to a risk of forfeiture or repurchase by the Company.

      2.28 “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Commission under Section 16 of the Exchange Act.

      2.29 “Stock Appreciation Right” means a right granted under Article VII.

      2.30 “Stock Option” or “Option” means a right, granted to a Participant under Section 6.1 hereof, to purchase Common Stock at a specified price during specified time periods.

      2.31 “Termination of Employment” means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person’s ceasing, for whatever reason, to be any and all of an officer or employee of the Company or of any Affiliate, or to be any and all of an officer or employee of any entity that provides services to the Company or an Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of a business owned or operated by the Company or its Affiliates. With respect to any person who is not an employee with respect to the Company or an Affiliate (such as a non-employee member of the Board), the Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of the Plan. A Termination of Employment shall occur with respect to an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate.

      In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

ARTICLE III

ADMINISTRATION

      3.1     Committee Structure and Actions. The Plan shall be administered by the Committee in accordance with the rules and responsibilities of the Committee.

      3.2     Committee Authority. Subject to the terms of the Plan, the Committee shall have the authority:

(1) to select those persons to whom Awards may be granted from time to time;

(2) to determine whether and to what extent Awards are to be granted hereunder;

(3) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(4) to determine the terms and conditions of any Award granted hereunder, provided that the Exercise Price of any Option or Stock Appreciation Right shall not be less than the Fair Market Value per share as of the Grant Date;

(5) to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 12.1;

(6) to determine to what extent and under what circumstances shares of Common Stock and other amounts payable with respect to an Award shall be deferred;

(7) to provide for the forms of Agreement to be utilized in connection with this Plan;

(8) to determine what legal requirements are applicable to the Plan, Awards, and the issuance of Common Stock, and to require of a Participant that appropriate action be taken with respect to such requirements;

(9) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

(10) to require as a condition of the exercise of an Award or the issuance or transfer of a certificate (or other representation of title) of Common Stock, the withholding from a Participant of the amount of any taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

(11) to determine whether and with what effect an individual has incurred a Termination of Employment;

(12) to determine the restrictions or limitations on the transfer of Common Stock;

(13) to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

(14) to determine the permissible methods of Award exercise and payment within the terms and conditions of the Plan and the particular Agreement;

(15) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan; and

(16) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

      The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee’s policies and procedures may differ with respect to Awards granted at different times and may differ with respect to a Participant from time to time, or with respect to different Participants at the same or different times.

      Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. Any determination shall not be subject to de novo review if challenged in court.

ARTICLE IV

SHARES SUBJECT TO PLAN

      4.1     Number of Shares. Subject to the adjustment under Section 4.5, the total number of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 2,500,000 shares of Common Stock which are hereby authorized for issuance on the Effective Date. Such shares may consist, in whole or in part, of authorized and unissued shares or shares acquired from a third party.

      4.2     Release of Shares. Subject to Section 4.1, the Committee shall have full authority to determine the number of shares of Common Stock available for Awards, and in its discretion may include (without limitation) as available for distribution any shares of Common Stock that have ceased to be subject to an Award; any shares of Common Stock subject to any Award that have been previously forfeited; any shares under an Award that otherwise terminates without issuance of Common Stock being made to a Participant; or any shares of Common Stock that are received by the Company in connection with the exercise of an Award, including the satisfaction of any tax liability or tax withholding obligation. Any shares that are available immediately prior to the termination of the Plan, or any shares of Common Stock returned to the Company for any reason subsequent to the termination of the Plan, may be transferred to a successor plan.

      4.3     Restrictions on Shares. Common Stock issued upon exercise of an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Award Agreement. The Company shall not be required to issue or deliver any certificates for Common Stock, cash or other property prior to (i) the completion of any registration or qualification of such shares under federal, state or other law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable; and (ii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction or discharge its legal obligation with respect to the exercise of an Award. The Company may cause any certificate (or other representation of title) for any shares of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

      4.4     Shareholder Rights. No person shall have any rights of a shareholder as to Common Stock subject to an Award until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company’s official shareholder records as having been issued and transferred. Upon exercise of the Award or any portion thereof, the Company will have a reasonable period in which to issue and transfer the shares, and the Participant will not be treated as a shareholder for any purpose whatsoever prior to such issuance and transfer. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company’s official shareholder records, except as provided herein or in an Agreement.

      4.5     Effect of Certain Changes. In the event of any Company share dividend, share split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company shareholders other than a normal cash dividend), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company share offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee may adjust or substitute, as the case may be, the number of Common Stock available for Awards under the Plan, the number of shares of Common Stock covered by outstanding Awards, the exercise price per share of outstanding Awards, and any other characteristics or terms of the Awards as the Committee may deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

ARTICLE V

ELIGIBILITY

      5.1 Eligibility. Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are common law employees of the Company or any Affiliate, non-employee members of the Board, or other individuals selected by the Committee. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee shall give consideration to such factors deemed appropriate by the Committee.

ARTICLE VI

STOCK OPTIONS

      6.1 General. The Committee shall have authority to grant Options under the Plan at any time or from time to time. An Option shall entitle the Participant to receive Common Stock upon exercise of such Option, subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including, without limitation, payment of the Option Price.

      6.2 Grant. The grant of an Option shall occur as of the Grant Date determined by the Committee. Stock Options may be granted alone or in connection with other Awards. An Award of Options shall be evidenced by, and subject to the terms of, an Agreement. Only a person who is a common-law employee of the Company, any parent corporation of the Company, or a subsidiary (as such terms are defined in Section 424 of the Code) on the date of grant shall be eligible to be granted an Incentive Stock Option. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

      6.3 Terms and Conditions. Options shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(1) Exercise Price. The Exercise Price per share shall not be less than the Fair Market Value per share as of the Grant Date. If an Option is intended to qualify as an Incentive Stock Option, the Exercise Price per share shall be not less than the Fair Market Value per share on the Grant Date. If an Option is intended to qualify as an Incentive Stock Option is granted to an individual who owns or who is deemed to own shares possessing more than ten percent (10%) of the combined voting power of all classes of share of the Company, a corporation which is a parent corporation of the Company, or any subsidiary of the Company (each as defined in Section 424 of the Code), the Exercise Price per share shall not be less than one hundred ten percent (110%) of such Fair Market Value per share (a “10% Owner”).

(2) Option Period. The Option Period of each Option shall be fixed by the Committee, provided that no Option shall be exercisable more than ten (10) years after the date the Option is granted. In the case of an Incentive Stock Option granted to a 10% Owner, the Option Period shall not exceed five (5) years. No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the shareholders of the Company, whichever is earlier.

(3) Exercisability. Subject to Section 10.1 and the terms set by the Committee, Options shall be exercisable at the rate of twenty percent (20%) of the total number of shares as of each anniversary of the Grant Date. In addition, the Committee may at any time accelerate the exercisability of all or part of any Option. If the Committee intends that an Option be able to qualify as an Incentive Stock Option, the Committee may, in its discretion, provide that the aggregate Fair Market Value (determined at the date of grant of the Option) of the Common Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year shall not exceed $100,000.

(4) Method of Exercise. Subject to the provisions of this Article VI and the Agreement, a Participant may exercise Options, in whole or in part, during the Option Period by giving written notice of exercise on a form provided by the Committee to the Company specifying the number of shares of Common Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or certified check or such other form of payment as the Company may accept. If permitted by the Committee, payment in full or in part may also be made by (i) delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) the delivery of cash by a broker-dealer as a “cashless” exercise, provided such method of payment may not be used by a director or executive officer of the Company to the extent it would violate the Sarbanes-Oxley Act of 2002; or (iii) any combination of the foregoing.

(5) Non-transferability of Options. No Option shall be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant’s lifetime only by the Participant.

      6.4     Termination by Reason of Death. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death or dies within three (3) months after a termination described in Section 6.6, any unexpired and unexercised Option held by such Participant shall thereafter be fully exercisable for a period of one (1) year immediately following the date of such death or until the expiration of the Option Period, whichever period is the shorter.

      6.5     Termination by Reason of Disability. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Option held by such Participant shall thereafter be fully exercisable by the Participant for a period of one (1) year immediately following the date of such Disability or until the expiration of the Option Period, whichever period is the shorter, and the Participant’s death at any time following such Termination of Employment due to Disability shall not affect the foregoing.

      6.6     Other Termination. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment that is involuntary on the part of the Participant (but is not due to death, Disability or with Cause) or is voluntary on the part of the Participant, any Option held by such Participant shall thereupon terminate, except that such Option, to the extent then exercisable, may be exercised for the lesser of the ninety (90) consecutive day period commencing with the date of such Termination of Employment or until the expiration of the Option Period whichever period is the shorter. If the Participant incurs a Termination of Employment for Cause, the Option shall terminate immediately. Unless otherwise provided in an Agreement, the death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the time permitted to exercise an Option.

ARTICLE VII

STOCK APPRECIATION RIGHTS

      7.1 General. The Committee shall have authority to grant Stock Appreciation Rights under the Plan at any time or from time to time. Stock Appreciation Rights may be awarded either alone or in addition to other Awards granted under the Plan. Subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to be paid therefore in Common Stock the amount described in Section 7.3(2).

      7.2     Grant. The grant of a Stock Appreciation Right shall occur as of the Grant Date determined by the Committee. A Stock Appreciation Right entitles a Participant to receive Common Stock as described in Section 7.3(2). An Award of Stock Appreciation Rights shall be evidenced by, and subject to the terms of an Agreement, which shall become effective upon execution by the Participant.

      7.3     Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(1) Period and Exercise. The term of a Stock Appreciation Right shall be established by the Committee. A Stock Appreciation Right shall be for such period and shall be exercisable at such times and to the extent provided in the Agreement. Subject to Section 10.1 and the terms set by the Committee, Stock Appreciation Rights shall be exercisable at the rate of twenty percent (20%) as of each anniversary of the Grant Date. In addition, the Committee may at any time accelerate the exercisability of all or part of any Stock Appreciation Right. Stock Appreciation Rights shall be exercised by the Participant’s giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the portion of the Stock Appreciation Right to be exercised.

(2) Amount. Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in Common Stock equal in value to the excess of the Fair Market Value per share of Common Stock over the Exercise Price per share of Common Stock specified in the related Agreement, multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised The aggregate Fair Market Value per share of Common Stock shall be determined as of the date of exercise of such Stock Appreciation Right.

(3) Non-transferability of Stock Appreciation Rights. Except as provided in the Plan or in an Agreement, no Stock Appreciation Rights shall be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged or otherwise disposed of, other than by will or the laws of descent and distribution, and all Stock Appreciation Rights shall be exercisable during the Participant’s life time only by the Participant.

(4) Termination. A Stock Appreciation Right shall be forfeited or terminated at such time as an Option would be forfeited or terminated under the Plan, unless otherwise provided in an Agreement.

ARTICLE VIII

RESTRICTED STOCK

      8.1     General. The Committee shall have authority to grant Restricted Stock under the Plan at any time or from time to time. The Committee shall determine the number of shares of Restricted Stock to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture, and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement which shall become effective upon execution by the Participant.

      8.2     Grant, Awards and Certificates. The grant of an Award of Restricted Stock shall occur as of the Grant Date determined by the Committee. Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. Notwithstanding the limitations on issuance of Common Stock otherwise provided in the Plan, each Participant receiving an Award of Restricted Stock shall be issued a certificate (or other representation of title) in respect of such Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a share power, endorsed in blank, relating to the Common Stock covered by such Award.

      8.3     Terms and Conditions. Restricted Stock shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(1) Limitations on Transferability. The issue prices for Restricted Stock shall be set by the Committee and may be zero. Subject to the provisions of the Plan and the Agreement, during a period set by the Committee, commencing with the date of such Award (the “Restriction Period”), the Participant shall not be permitted to sell, assign, margin, transfer, encumber, convey, gift, alienate, hypothecate, pledge or otherwise dispose of Restricted Stock.

(2) Rights. Except as provided in Section 8.3(1), the Participant shall have, with respect to the Restricted Stock, all of the rights of a shareholder of the Company holding the class of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee and subject to the Plan, cash dividends on Common Stock that are the subject of the Restricted Stock shall be automatically reinvested in additional shares of Restricted Stock, and dividends on Common Stock that are Restricted Stock payable in Common Stock shall be paid in the form of Restricted Stock.

(3) Criteria. Based on service, performance by the Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award.

(4) Forfeiture. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment due to death or Disability during the Restriction Period, the restrictions shall lapse and the Participant shall be fully vested in the Restricted Stock. Except to the extent otherwise provided in the applicable Agreement and the Plan, upon a Participant’s Termination of Employment for any reason during the Restriction Period other than a Termination of Employment due to death or Disability, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant’s Restricted Stock.

(5) Delivery. If a share certificate is issued in respect of Restricted Stock, the certificate shall be registered in the name of the Participant but shall be held by the Company for the account of the Participant until the end of the Restricted Period. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates (or other representation of title) for such shares shall be delivered to the Participant.

(6) Election. A Participant may elect to further defer receipt of the Restricted Stock for a specified period or until a specified event, subject to the Committee’s approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made one at least (1) year prior to completion of the Restriction Period.

ARTICLE IX

PERFORMANCE UNITS

      9.1     General. The Committee shall have authority to grant Performance Units under the Plan at any time or from time to time. A Performance Unit (“Performance Unit”) consists of the right to receive cash upon achievement of certain goals relating to performance (“Performance Goals”) and may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall have complete discretion to determine the number of Performance Units granted to each Participant. Each Performance Unit Award shall be evidenced by, and be subject to the terms of, an Agreement which will become effective upon execution by the Participant. The time period during which a Performance Unit Award shall be earned shall be the “Performance Period,” and shall be at least one (1) fiscal year in length. Performance Units may be subject to Performance Goals which shall be established by the Committee.

      9.2     Earning Performance Unit Awards. After the applicable Performance Period shall have ended, the Committee shall determine the extent to which the established Performance Goals have been achieved.

      9.3     Termination of Employment Due to Death, Disability or Retirement or at the Request of the Company without Cause. In the event of a Termination of Employment due to death or Disability during a Performance Period, the Participant shall receive a pro rata share of the cash award earned with respect to the Participant’s Performance Units relating to such Performance Period. Unless otherwise determined by the Committee, in the event that a Participant’s employment terminates for any other reason, all Performance Units shall be forfeited by the Participant to the Company. Distribution of earned Performance Units may be made at the same time payments are made to Participants who did not incur a Termination of Employment during the applicable Performance Period.

      9.4     Nontransferability. Unless otherwise provided in an Agreement, Performance Units may not be sold, assigned, margined, transferred, encumbered, conveyed, gifted, alienated, hypothecated, pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution.

      9.5     Election to Defer. A Participant may elect to defer receipt of the cash award with respect to Performance Units for a specified period or until a specified event, subject to the Committee’s approval and to such terms are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made at least one (1) year prior to completion of the Performance Period.

ARTICLE X

CHANGE IN CONTROL PROVISIONS

      10.1     Impact of Event. Notwithstanding any other provision of the Plan to the contrary and unless otherwise provided in an Agreement, in the event of a Change in Control:

(1) Any Stock Options and Stock Appreciation Rights outstanding as of the date of such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant;

(2) The restrictions applicable to any Restricted Stock Awards shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant; and

(3) Any Performance Goal or other condition with respect to any Performance Units shall be deemed to have been satisfied in full, and such Award shall be fully distributable.

      10.2     Additional Discretion. The Committee shall have full discretion, notwithstanding anything herein or in an Agreement to the contrary, with respect to an outstanding Award upon a Change in Control to provide that the securities of another entity be substituted hereunder for the Common Stock and to make equitable adjustment with respect thereto.

ARTICLE XI

PROVISIONS APPLICABLE TO SHARES ACQUIRED UNDER THIS PLAN

      11.1     No Company Obligation. Except to the extent required by applicable securities laws, none of the Company, an Affiliate or the Committee shall have any duty or obligation to affirmatively disclose material information to a record or beneficial holder of Common Stock or an Award, and such holder shall have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon, or in connection with receipt or the exercise or distribution of an Award. The Company makes no representation or warranty as to the future value of the Common Stock issued or acquired in accordance with the provisions of the Plan.

ARTICLE XII

MISCELLANEOUS

      12.1     Amendments and Termination. The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted without the Participant’s consent, except such an amendment (a) made to cause the Plan to comply with applicable law or (b) made to permit the Company or an Affiliate a tax deduction under applicable law. The Committee may amend, alter or discontinue the terms of any Award theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as apply to the Board, and further subject to any approval or limitations the Board may impose. Notwithstanding the foregoing, any material amendments (as determined under the rules of the New York Stock Exchange, as amended from time to time) to the Plan shall require shareholder approval.

      12.2     Unfunded Status of Plan. It is intended that the Plan be an “unfunded” plan for incentive compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

      12.3     Provisions Relating to Internal Revenue Code Section 162(m). It is the intent of the Company that Awards granted to persons who are Covered Employees within the meaning of Section 162(m) of the Code shall constitute “qualified performance-based compensation” satisfying the requirements of Code Section 162(m). Accordingly, the Plan shall be administered and the provisions of the Plan shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements. In addition, the following provisions shall apply to the Plan or an Award to the extent necessary to obtain a tax deduction for the Company or an Affiliate:

(1) Not later than the date required or permitted for “qualified performance-based compensation” under Code Section 162(m), the Committee shall determine the Participants who are Covered Employees who will receive Awards that are intended as qualified performance-based compensation and the amount or method for determining the amount of such compensation.

(2) During any three-consecutive calendar year period, the maximum number of shares of Common Stock for which Options and Stock Appreciation Rights, in the aggregate, may be granted to any Participant shall not exceed 800,000 shares. For Performance Unit Awards that are intended to be “performance-based compensation” (as that term is used in Code Section 162(m), no more than $2,000,000 may be subject to such Awards granted to any Participant during any three-consecutive calendar year period. If, after amounts have been earned with respect to Performance Unit Awards, the payment of such amounts is deferred, any additional amounts attributable to earnings during the deferral period shall be disregarded for purposes of this limit.

(3) Performance Goals. Awards may be subject to Performance Goals (as defined in Section 9.1) which shall be measured in a specific Performance Period (as defined in Section 9.1) established by the Committee which shall be based on any of the following performance criteria, either alone or in any combination, and on either a consolidated or business unit level, as the Committee may determine: sales; cash flow; cash flow from operations; operating profit or income; net income; operating margin; net income margin; return on net assets; economic value added; return on total assets; return on common equity; return on total capital; total shareholder return; revenue; revenue growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA growth; funds from operations per share and per share growth; cash available for distribution; cash available for distribution per share and per share growth; share price performance on an absolute basis and relative to an index of earnings per share or improvements in the Company’s attainment of expense levels; and implementing or completion of critical projects. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities (e.g., effect on earnings per share of issuance of convertible debt securities); expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify. Unless the Committee determines otherwise for any Performance Period, extraordinary items, such as capital gains and losses, which affect any performance criterion applicable to the Award (including but not limited to the criterion of net income) shall be excluded or included in determining on the extent to which the corresponding performance goal has been achieved, whichever will produce the higher Award. In the event applicable tax or other laws change to permit the Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

(4) Earning Performance Awards. After the applicable Performance Period shall have ended, the Committee shall certify the extent to which the established Performance Goals have been achieved. Payment with respect to Performance Units for Covered Employees shall be a direct function of the extent to which the Company’s Performance Goals have been achieved. A Performance Unit Award to a Participant who is a Covered Employee shall (unless the Committee determines otherwise) provide that in the event of the Participant’s Termination of Employment prior to the end of the Performance Period for any reason, such Award will be payable only (a) if the applicable Performance Goals are achieved and (b) to the extent, if any, as the Committee shall determine.

(5) Other Section 162(m) Provisions. In the manner required by Section 162(m) of the Code, the Committee shall, promptly after the date on which the necessary financial and other information for a particular Performance Period becomes available, certify the extent to which Performance Goals have been achieved with respect to any Performance Unit Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee may not increase the amount of any Performance Unit Award payable to any Participant above the amount established in accordance with the relevant Performance Goals with respect to any Performance Unit Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

      12.4     No Additional Obligation. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation or benefit arrangements for its employees.

      12.5     Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including shares of Common Stock that are part of the Award that give rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. Subject to approval by the Committee, a Participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Common Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the required statutory minimum (but no more than such required minimum) with respect to the Company’s withholding obligation, or (ii) transferring to the Company shares of Common Stock owned by the Participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the required statutory minimum (but no more than such required minimum) with respect to the Company’s withholding obligation.

      12.6     Controlling Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of Minnesota (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant.

      12.7     Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any Award to be transferred to the Participant, and no Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

      12.8     Nontransferability; Beneficiaries. No Award shall be assignable or transferable by the Participant, otherwise than by will or the laws of descent and distribution or pursuant to a beneficiary designation, and Awards shall be exercisable during the Participant’s lifetime only by the Participant (or by the Participant’s legal representatives in the event of the Participant’s incapacity). Each Participant may designate a Beneficiary to exercise any Option or Stock Appreciation Right or receive any Award held by the Participant at the time of the Participant’s death or to be assigned any other Award outstanding at the time of the Participant’s death. If a deceased Participant has named no Beneficiary, any Award held by the Participant at the time of death shall be transferred as provided in his or her will or by the laws of descent and distribution. Except in the case of the holder’s incapacity, only the holder may exercise an Option or Stock Appreciation Right. The Committee may permit the transfer of an Award by a Participant to a Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings, in-laws and persons related by reason of legal adoption.

      12.9     Gross-Up for Excise Tax. If all or any portion of the payments and benefits (including any acceleration of vesting) provided under this Plan, either alone or together with other payments and benefits which a Participant receives or is then entitled to receive from the Company or an Affiliate, would constitute a “parachute payment” within the meaning of Section 280G of the Code, the Company shall pay to the Participant, within ten (10) business days of the determination that the payment would constitute a parachute payment, a tax “gross-up” payment to the extent necessary so that the net after-tax benefit to the Participant shall be equal to the net after-tax benefit if the excise tax associated with the “parachute payment” were not imposed. The “net after-tax benefit” for these purposes shall mean the sum of (i) the total amount payable to the Participant under the Plan, plus (ii) all other payments and benefits which the Participant receives or is then entitled to receive from the Company or any Affiliate that would constitute a “parachute payment” within the meaning of Section 280G of the Code, less (iii) the amount of federal income taxes payable with respect to the foregoing calculated at the maximum marginal income tax rate for each year in which the foregoing shall be paid to the Participant (based upon the rate in effect for such year as set forth in the Code at the time of the payment), less (iv) the amount of excise taxes imposed with respect to the payments and benefits described in (i) and (ii) above by Section 4999 of the Code. The determination on whether or not all or any portion of the payments and benefits provided to the Participant would constitute parachute payments shall be made by a national certified public accounting firm selected by the Company, and such determination shall be conclusive and binding on the Participant.

      12.10     No Rights with Respect to Continuance of Employment. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant’s employment or service as existed prior to the individual becoming a Participant in this Plan.

      12.11     Awards in Substitution for Awards Granted by Other Corporations. Awards may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become officers, directors or employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the share of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

      12.12     Foreign Alternatives. Notwithstanding the other provisions of the Plan, in the case of any Award to any Participant who is an employee of a foreign subsidiary or foreign branch of the Company or held by a Participant who is in any other category specified by the Committee, the Committee may specify that such Award shall not be represented by Common Stock or other securities but shall be represented by rights approximately equivalent (as determined by the Committee) to the rights that such Participant would have received if shares of Common Stock or other securities had been issued in the name of such Participant otherwise in accordance with the Plan (such rights being hereinafter called “Share Equivalents”). The Share Equivalents representing any such Award may subsequently, at the option of the Committee, be converted into cash or an equivalent number of shares of Common Stock or other securities under such circumstances and in such manner as the Committee may determine.

      12.13     Delivery of Stock Certificates. To the extent the Company uses certificates to represent shares of Common Stock, certificates to be delivered to Participants under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company. Any reference in this Section 12.13 or elsewhere in the Plan or an Agreement to actual stock certificates and/or the delivery of actual stock certificates shall be deemed satisfied by the electronic record-

keeping and electronic delivery of shares of Common Stock or other mechanism then utilized by the Company and its agents for reflecting ownership of such shares.

      12.14     Headings. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

      12.15     Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

      12.16     Successors and Assigns. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

      12.17     Entire Agreement. This Plan and each Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and each Agreement, the terms and conditions of this Plan shall control.

APPENDIX C

REGIS CORPORATION

SHORT TERM INCENTIVE COMPENSATION PLAN

C-i

C-ii

REGIS CORPORATION

SHORT TERM INCENTIVE COMPENSATION PLAN

ARTICLE I

ESTABLISHMENT AND PURPOSE

      1.1     Establishment. The Regis Corporation Short Term Incentive Compensation Plan (“Plan”), as originally established on June 30, 1998, is hereby amended and restated by Regis Corporation (“Company”), effective as of the Effective Date. The Plan shall remain in effect for a period of five years and shall terminate on the fifth anniversary of the Effective Date unless earlier determined by the Committee.

      1.2     Purposes. The purposes of the Plan are to enhance the value of the Company by providing an annual incentive for the achievement of one or more of the performance goals set out in Section 5.3(b) (“Performance Goals”) and selected by the Committee for the applicable fiscal year; to link a significant portion of a Participant’s annual compensation to the achievement of one or more of the Performance Goals; and to attract, motivate and retain employees on a competitive basis by making awards based on annual achievement of Performance Goals.

ARTICLE II

DEFINITIONS

      For purposes of the Plan, the following terms are defined as set forth below:

      2.1     “Affiliate” means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

      2.2     “Appendix” means any schedule, chart or other description of the specific awards prepared each year (or more frequently) by the Committee with respect to the applicable fiscal year. Each Appendix shall be a part of this Plan as if originally set forth herein.

      2.3     “Award” means an annual incentive award granted to a Participant under the Plan. Awards shall be subject to the terms and conditions of the Plan, and such other terms and conditions as the Committee shall deem desirable (as set out in an Appendix).

      2.4     “Beneficiary” means any person or other entity, which has been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the compensation, specified under the Plan to the extent permitted. If there is no designated beneficiary, then the term means any person or other entity entitled by will or the laws of descent and distribution to receive such compensation.

      2.5     “Board of Directors” or “Board” means the Board of Directors of the Company.

      2.6     “Cause” means, for purposes of determining whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for “cause” as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term “Cause,” then “Cause” means the Participant’s intentional participation in illegal conduct which (i) is materially and directly detrimental to the financial interests of the Company or an Affiliate and (ii) results in the Participant’s conviction of a felony.

      2.7     “Change in Control” means the first to occur of any of the following events:

(1) the acquisition by any “person,” as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, “beneficial ownership,” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of 20% or more of the shares of the Company’s capital stock;

(2) the first day on which less than two-thirds of the total membership of the Board of Directors shall be Continuing Directors (as that term is defined in Article VII of the Company’s Articles of Incorporation);

(3) the approval by the shareholders of the Company of a merger, share exchange, or consolidation of the Company (a “Transaction”), other than a Transaction which would result in the Voting Stock of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the Voting Stock of the Company or such surviving entity immediately after such Transaction; or

(4) the approval by the shareholders of the Company of a complete liquidation of the Company or a sale or disposition of all or substantially all the assets of the Company.

      2.8     “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor, along with related rules, regulations and interpretations.

      2.9     “Committee” means the committee of the Board responsible for granting Awards under the Plan, which initially shall be the Compensation Committee of the Board, until such time as the Board may designate a different committee. The Committee shall consist solely of two or more directors, each of whom is an “outside director” under Section 162(m) of the Code.

      2.10     “Company” means Regis Corporation, a Minnesota corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

      2.11     “Covered Employee” means a “covered employee” within the meaning of Section 162(m) of the Code.

      2.12     “Disability” means a mental or physical illness that entitles a Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if there is no such plan or the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred while participating in a criminal offense. The determination of Disability for purposes of this Plan shall be made by the Committee and shall not be construed to be an admission of disability for any other purpose.

      2.13     “Effective Date” means July 1, 2004.

      2.14     “Participant” means a person who satisfies the eligibility conditions of Article IV and to whom an Award has been granted by the Committee under the Plan for the applicable year. In the event that a

Representative is appointed for a Participant, then the term “Participant” shall mean such appointed Representative. Notwithstanding the appointment of a Representative, the term “Termination of Employment” shall mean the Termination of Employment of the Participant.

      2.15     “Performance Goals” mean one or more of the performance goals set out in Section 5.3 (b) and chosen by the Committee for the applicable fiscal year.

      2.16     “Plan” means the Regis Corporation Short Term Incentive Compensation Plan, as herein set forth and as may be amended from time to time.

      2.17     “Representative” means (a) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant’s primary residence at the date of the Participant’s death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the beneficiary of the Participant upon or following the Participant’s death; or (d) the person to whom an Award has been permissibly transferred; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

      2.18     “Termination of Employment” means the occurrence of any act or event, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in the person’s ceasing, for whatever reason, to be an employee of the Company or of any Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of a business owned or operated by the Company or its Affiliates. A Termination of Employment shall occur with respect to an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate.

      In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

ARTICLE III

ADMINISTRATION

      3.1 Committee Structure and Actions. The Plan shall be administered by the Committee in accordance with the rules and responsibilities of the Committee.

      3.2     Committee Authority. Subject to the terms of the Plan, the Committee shall have the authority:

(1) to select those persons to whom Awards may be granted from time to time;

(2) to determine, whether through the use of an Appendix or otherwise, such other terms and conditions regarding any Award granted hereunder, any time or from time to time, of any Award, subject to the limitations of Section 7.1;

(3) to determine to what extent and under what circumstances amounts payable with respect to an Award may be deferred;

(4) to determine what legal requirements are applicable to the Plan and Awards and to require of a Participant that appropriate action be taken with respect to such requirements;

(5) to cancel, with the consent of the Participant or as otherwise provided in the Plan, outstanding Awards;

(6) to determine whether and with what effect an individual has incurred a Termination of Employment;

(7) to determine whether an Award is to be adjusted, modified or prorated under the Plan;

(8) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan; and

(9) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

      The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan and to otherwise supervise the administration of the Plan. The Committee’s policies and procedures may differ with respect to Awards granted at different times and may differ with respect to a Participant from time to time, or with respect to different Participants at the same or different times.

      Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. Any determination shall not be subject to de novo review if challenged in court.

ARTICLE IV

ELIGIBILITY

      4.1     Eligibility. The Participants for each fiscal year (“Award Year”) shall consist of (a) the Covered Employees for the immediately preceding fiscal year, except as excluded in writing by the Committee prior to the commencement of the Award Year plus (b) any other person that the Committee expects to be a Covered Employee for the Award Year and designates as a Participant before the commencement of the Award Year.

ARTICLE V

AWARDS

      5.1     General. The Committee shall have authority to grant Awards under the Plan at any time or from time to time. Awards consist of the right to receive cash upon achievement of certain Performance Goals. The Committee shall have complete discretion to determine the Awards granted to each Participant. The time period during which an Award shall be earned shall be the “Performance Period,” and shall be one fiscal year in length.

      5.2     Award Amounts.

      (a) Target Pay-out. The target amount that may be paid with respect to an Award (the “Target Pay-out”) shall be determined by the Committee and shall be based on a percentage of a Participant’s actual annual base salary at the time of grant (“Participation Factor”), within the range established by this Section and any Appendix to the Plan. Any such amount shall be subject to adjustment as provided below in this Section 5.2. The Participation Factors are intended to reflect a Participant’s level of responsibility and other factors deemed appropriate by the Committee. Accordingly, the Participation Factors will vary among the Chief Executive Officer, the Executive Vice Presidents, the Senior Vice Presidents, the Vice Presidents and other Participants. The Committee may establish curves, matrices or other measurements for prorating the amount of pay-outs for achievement of Performance Goals at less than the Target Pay-out.

      (b) Maximum Pay-out. The Committee may also establish a maximum potential pay-out amount (the “Maximum Pay-out”) with respect to an Award of up to 100% of the Target Pay-out in the event that Performance Goal targets are exceeded by an amount established by the Committee at the time Performance Goals are established. The Committee may establish curves, matrices or other measurements for prorating the amount of pay-outs for achievement of Performance Goals at greater than the Target Pay-out but less than the Maximum Pay-out.

      (c) Threshold Pay-out. The Committee may also establish a minimum potential pay-out amount (the “Threshold Pay-out”) with respect to an Award of a fraction of the Target Pay-out in the event that at least a minimum percentage (established by the Committee at the time Performance Goals are established) of the Performance Goal targets are achieved. The Committee may establish curves, matrices or other measurements for prorating the amount of pay-outs for achievement of Performance Goals at greater than the Threshold Pay-out but less than the Target Pay-out.

      (d) Code Section 162(m)Maximum. With respect to any Participant who is or may become a Covered Employee, the maximum dollar amount that may be paid under an Award shall be set at the time the Committee grants the Award and establishes Performance Goals for the Award. The Committee shall have the discretion to decrease an Award payment, but may not under any circumstances increase such amount. Notwithstanding any other provision of this Plan, the maximum dollar amount a Plan Participant may be paid under an Award, with respect to any fiscal year is $2,000,000. The Committee may, in its discretion, decrease this maximum, but may not, under any circumstances, increase this maximum. Additional restrictions designed to satisfy Code Section 162(m) appear in Section 12.3 below.

      5.3     Performance Goals.

      (a) Establishment. Payment under an Award shall be made to a Participant only if the Company achieves Performance Goals established by the Committee. The Performance Goals must be set forth in writing not later than ninety (90) days after the commencement of the fiscal year to which the Performance Goals relate, provided that the outcome is substantially uncertain at the time the Committee establishes the Performance Goals; and provided further that in no event will a Performance Goal be considered to be pre-established if it is established after 25% of the period of service (as scheduled in good faith at the time the Performance Goal is established) has elapsed.

      (b) Criteria for Performance Goals. Performance Goals may based on any of the following performance criteria, either alone or in any combination, as the Committee may determine: earnings per share (“EPS”); sales; cash flow; cash flow from operations; operating profit or income; net income; operating margin; net income margin; return on net assets; economic value added; return on total assets; return on common equity; return on total capital; total shareholder return; revenue; revenue growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA growth; funds from operations per share and per share growth; cash available for distribution; cash available for distribution per share and per share growth; share price performance on an absolute basis and relative to an index of earnings per share or improvements in the Company’s attainment of expense levels; and implementing or completion of critical projects. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of financing activities (e.g., effect on EPS of issuance of convertible debt securities); expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to a Participant’s Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify. Unless the Committee determines otherwise for any Performance Period, extraordinary items, such as capital gains and losses, which affect any performance criterion applicable to the Award (including but not limited to the criterion of net income) shall be excluded or included in determining the extent to which the corresponding performance goal has been achieved, whichever will produce the higher Award. In the event applicable tax or other laws change to permit the Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

      5.4     Payments. After the close of the applicable Performance Period, the Committee shall determine the extent to which the established Performance Goals have been achieved. Before any payment is made under the Plan, the Committee must certify in writing, as reflected in its minutes, that the Performance Goals established with respect to an Award have been achieved. Payment with respect to Awards for Covered Employees shall be a direct function of the extent to which the Company’s Performance Goals have been achieved. The Committee may, in its discretion, reduce or eliminate the amount of payment with respect to an Award to a Covered Employee, notwithstanding the achievement of a specified performance condition. In the event of a Participant’s Termination of Employment prior to the end of the Performance Period for any reason, the amount payable with respect to such Award will be governed by the provisions of Section 5.5.

      5.5     Termination of Employment Due to Death, Disability or Other Reason. In the event of a Termination of Employment due to death or Disability during a Performance Period, the Participant shall receive a pro rata share of the Award relating to such Performance Period. Unless otherwise determined by the Committee, in the event that a Participant’s employment terminates for any other reason (whether or not the Termination of Employment is for Cause), all Awards not yet paid to the Participant shall be forfeited by the Participant to the Company. Distribution of amounts with respect to earned Awards may be made at the same time payments are made to Participants who did not incur a Termination of Employment during the applicable Performance Period.

      5.6     Election to Defer. A Participant may elect to defer receipt of the payment of his or her Award for a specified period or until a specified event, subject to the Committee’s approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made at least one year prior to completion of the Performance Period.

ARTICLE VI

CHANGE IN CONTROL PROVISIONS

      6.1     Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control prior to a Participant’s Termination of Employment any Performance Goal or other condition with respect to any Award shall be deemed to have been satisfied in full, and such Award shall be fully distributable.

ARTICLE VII

MISCELLANEOUS

      7.1     Amendment and Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time, with or without advance notice to Participants. Notwithstanding the preceding sentence of this Section, no amendment to the Plan shall be effective that (a) would increase the maximum amount payable under Article V to a Participant who is a Covered Employee, (b) would change the Performance Goal criteria applicable to a Participant who is a Covered Employee for payment of Awards stated under Article V, or (c) would modify the requirements as to eligibility for participation under Article IV, unless the shareholders of the Company shall have approved such change in accordance with the requirements of Code Section 162(m). No amendment, modification or termination of the Plan may adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant’s written consent, except an amendment (a) made to cause the Plan to comply with applicable law or (b) made to permit the Company or an Affiliate a tax deduction under applicable law.

      7.2     Unfunded Status of Plan. It is intended that the Plan be an “unfunded” plan for incentive compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.

      7.3     Provisions Relating to Internal Revenue Code Section 162(m). It is the intent of the Company that Awards granted to persons who are Covered Employees shall constitute “qualified performance-based compensation” satisfying the requirements of Code Section 162(m). Accordingly, the Plan shall be administered and the provisions of the Plan shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

      7.4     No Additional Obligation. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation or benefit arrangements for its employees.

      7.5     Withholding. Awards are subject to withholding for certain federal, state, or local taxes required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

      7.6     Controlling Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of Minnesota (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and to avoid liability to the Company, an Affiliate or a Participant.

      7.7     Offset. Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the payment of any Award to the Participant. No cash shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

      7.8     Nontransferability; Beneficiaries. No Award shall be assignable or transferable by the Participant, otherwise than by will or the laws of descent and distribution or pursuant to a beneficiary designation. Each

Participant may designate a Beneficiary to receive the proceeds of any Award held by the Participant at the time of the Participant’s death. If a deceased Participant has named no Beneficiary, the proceeds of any Award held by the Participant at the time of death shall be transferred as provided in his or her will or by the laws of descent and distribution.

      7.9     No Rights with Respect to Continuance of Employment. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant’s employment or service as existed prior to the individual becoming a Participant in this Plan.

      7.10     Headings. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

      7.11     Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

      7.12     Successors and Assigns. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives and successors.

      7.13     Entire Agreement. This Plan (including any Appendix thereto) constitutes the entire agreement with respect to the subject matter hereof and thereof.

REGIS Corporation

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
OCTOBER 28, 2004
9:00 a.m.

Regis Corporation
7201 Metro Boulevard
Edina, Minnesota 55439

Regis Corporation 7201 Metro Boulevard, Edina, MN, 55439	proxy

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 28, 2004

The undersigned hereby appoints Paul Finkelstein and Eric Bakken, and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of the Common Stock of Regis Corporation (the “Company”) which the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on October 28, 2004, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and will be voted as directed herein. If no direction is given, this proxy will be voted FOR each of the items listed in paragraphs 1 through 5 of the proxy card.

(Continued, and TO BE COMPLETED AND SIGNED on the reverse side)

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE
•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12 p.m. (CT) on October 27, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/rgis/ — QUICK *** EASY *** IMMEDIATE
•	Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on October 27, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope or return it to Regis Coporation, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card
ò Please detach here ò

1.	Election of directors.			☐	FOR all	☐	WITHHOLD AUTHORITY
	NOMINEES:	01 Rolf F. Bjelland 02 Paul D. Finkelstein 03 Thomas L. Gregory 04 Van Zandt Hawn	05 Susan Hoyt 06 David B. Kunin 07 Myron Kunin		nominees listed to the left, except vote withheld from individual nominees		to vote for all nominees listed to the left

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.	☐	For	☐	Against	☐	Abstain

3.	To approve the Company’s 2004 Long-Term Incentive Compensation Plan.	☐	For	☐	Against	☐	Abstain

4.	To approve the Company’s Short-Term Incentive Compensation Plan.	☐	For	☐	Against	☐	Abstain

5.	In their discretion, on such other matters as may properly come before the meeting, including a motion to adjourn the meeting.	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box     ☐     Indicate changes below:

Dated	, 2004

(Signatures of Shareholders)

Where stock is registered jointly in the names of two or more persons ALL should sign. Signature(s) should correspond exactly with the name(s) as shown above. Please sign and date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.